                                                                  EXHIBIT 10.15

                                     LEASE

        THIS LEASE, dated as of August 25, 1995, is made by and between Oak Creek Delaware, Inc., a Delaware Corporation ("Landlord"), and LSI LOGIC CORPORATION, a Delaware corporation ("Tenant"), upon the following terms and conditions.

        1. Lease of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain real property commonly known as 1855 Barber Lane, Milpitas, California and more particularly described on Exhibit A, together with the building thereon (the "Building"), subject, however, to any and all existing encumbrances, easements, conditions, covenants, and restrictions, rights-of-way, any other matters of record, and such matters as may be disclosed by inspection or survey. The above-described real property, together with the Building, is hereinafter referred to as the "Premises."

        2.      Term; Option; Fair Market.

        (a) The term of this Lease shall be for five (5) years commencing on January 1, 1996 ("Commencement Date") and ending on December 31, 2000, unless sooner terminated pursuant to the provisions hereof.

        (b) Tenant shall have one option to extend the term of this Lease (the "Extension Option") for a period of five (5) years commencing on January 1, 2001, and ending on December 31, 2005 (the "Renewal Term") provided that:

                (i) Tenant gives Landlord written notice of Tenant's election to exercise the Extension Option no later than twelve (12) months before the date specified in subparagraph (a) above for the expiration of the term of this Lease; and

                (ii) At the time the Extension Option is exercised and at the commencement of the Renewal Term, this Lease must be in full force and effect, Tenant must not then be in default under this Lease, Tenant's interest under this Lease must not have been assigned by operation of law or otherwise (except pursuant to an assignment with respect to which Landlord has agreed in this Lease to give its consent), Tenant must be in occupancy of the entire Premises, and Tenant must not have sublet any portion thereof, unless with Landlord's prior written consent; and

                (iii) All of the terms, covenants and conditions of this Lease shall remain in effect during the Renewal Term, except that the Basic Rent shall be an amount equal to the Fair Market Rental Value of the Premises for the Renewal Term. Landlord and Tenant shall meet, negotiate and attempt to agree upon the Fair


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
Market Rental Value for the Premises for the entirety of the Renewal Term. If Landlord and Tenant have not agreed in writing on such Fair Market Rental Value within thirty (30) days after Landlord's receipt of Tenant's written notice of exercise of the Extension Option pursuant to subparagraph (i) above, then, upon written notice of either party to the other requesting a determination of such Fair Market Rental Value, such Fair Market Rental Value shall be determined in accordance with the terms of subparagraph (c) below.

        (c) For purposes hereof, the "Fair Market Rental Value" shall mean the monthly rent payable by a renewal tenant of comparable space taking into account size, quality, location, and condition in the "Silicon Valley" R&D market taking into consideration any tenant inducements then given to renewal tenants in comparable buildings, but in no event shall the Fair Market Rental Value for the first year or any subsequent years of the Renewal Term be less than the previous year's Basic Rent.

                Within thirty (30) days after receipt of Tenant's notice of exercise, Landlord shall notify Tenant in writing of Landlord's estimate of the Basic Rent for the entirety of the Renewal Term. Within thirty (30) days after receipt of such notice from Landlord, Tenant shall have the right either to (i) elect to cancel the notice of exercise by written notice to Landlord; (ii) accept Landlord's statement of Basic Rent as the Basic Rent for the Renewal Term; or (iii) elect to determine the Basic Rent for the Renewal Term pursuant to the "Negotiation/Appraisal Method" set forth below. Failure on the part of Tenant to cancel the notice of exercise or to require determination of the Basic Rent for the Renewal Term within said thirty (30) day period shall constitute acceptance of the Basic Rent for the Renewal Term as calculated by Landlord. To the extent that the determination of Basic Rent for the Renewal Term has not been completed prior to the commencement of the Renewal Term, Tenant shall pay Basic Rent at the rate calculated by Landlord, with the potential for an adjustment to be made once the Fair Market Rental Value is ultimately determined pursuant to the provisions hereof.

        (d) The "Negotiation/Appraisal Method" of determining the Basic Rent for the Renewal Term shall consist of the following:

                (i) During the period commencing with Tenant's election to use the Negotiation/Appraisal Method and ending ten (10) days thereafter (the "First Negotiation Period"), Landlord and Tenant may, but shall not be obligated to, negotiate the subject Basic Rent. If the parties agree on such a Basic Rent and have executed a written agreement establishing the same prior to the expiration of the First Negotiation Period, then said Basic Rent shall be binding upon the parties. If the parties have not executed such an agreement prior to the expiration of the First Negotiation Period, then Tenant shall, within fifteen (15) days after the expiration of

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
the First Negotiation Period, (1) engage an appraiser ("Tenant's Appraiser"), who shall be a member of the American Institute of Real estate Appraisers and familiar with the Fair Market Rental Value of first-class commercial R&D space in the Silicon Valley, and (2) notify Landlord thereof. If Tenant does not engage such appraiser within such fifteen (15) day period, then the Basic Rent initially proposed by Landlord pursuant to Section 2(c) above shall be deemed the Basic Rent for the entirety of the Renewal Term and shall be binding upon the parties. If Tenant engages such an appraiser within such fifteen (15) day period, then Tenant shall, within thirty (30) days after the expiration of the First Negotiation Period, deliver to Landlord a copy of Tenant's Appraiser's determination of Fair Market Rental Value. If Tenant fails to so deliver a copy of Tenant's Appraiser's determination within such thirty (30) day period, then the Basic Rent initially proposed by Landlord pursuant to Section 2(c) above shall be deemed the Basic Rent for the entirety of the Renewal Term and shall be binding upon the parties.

        (ii) If the Basic Rent for the Renewal Term has not been determined by the date which is thirty (30) days after the expiration of the First Negotiation Period, then during the following ten (10) days (the "Second Negotiation Period") Landlord and Tenant may, but shall not be obligated to, negotiate the subject Basic Rent. If the parties agree on such a Basic Rent and have executed a written agreement establishing the same prior to the expiration of the Second Negotiation Period, then said Basic Rent shall be binding upon the parties. If the parties have not executed such an agreement prior to the expiration of the Second Negotiation Period, then Landlord shall, within fifteen (15) days after the expiration of the Second Negotiation Period, (1) engage an appraiser ("Landlord's Appraiser") who shall have qualifications which satisfy the requirements set forth above for Tenant's Appraiser, and (2) notify Tenant thereof. If Landlord does not engage such an appraiser within such fifteen (15) day period, then the Fair Market Rental Value proposed by Tenant's Appraiser shall be deemed the Basic Rent for the entirety of the Renewal Term and shall be binding upon the parties. If Landlord engages such an appraiser within such fifteen (15) day period, then Landlord shall, within thirty (30) days after the expiration of the Second Negotiation Period, deliver to Tenant a copy of Landlord's Appraiser's determination of Fair Market Rental Value. If Landlord fails to so deliver a copy of Landlord's Appraiser's determination within such thirty (30) day period, then the Fair Market Rental Value proposed by Tenant's Appraiser shall be deemed the Basic Rent for the entirety of the Renewal Term and shall be binding upon the parties.

        (iii) If the Basic Rent for the entirety of the Renewal Term has not been determined by the date which is thirty (30) days after the expiration of the Second Negotiation Period, then during the following ten (10) days (the "Third Negotiation

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
Period") Landlord and Tenant may, but shall not be obligated to, negotiate the subject Basic Rent. If the parties agree on such a Basic Rent and have executed a written agreement establishing the same prior to the expiration of the Third Negotiation Period, then said Basic Rent shall be binding upon the parties. If the parties have not executed such an agreement prior to the expiration of the Third Negotiation Period, then Tenant's Appraiser and Landlord's Appraiser shall, within fifteen (15) days after the expiration of the Third Negotiation Period, (1) appoint a third appraiser (the "Third Appraiser") who shall have qualifications which satisfy the requirements set forth above for Tenant's Appraiser, and (2) notify Landlord and Tenant of their appointment. If Tenant's Appraiser and Landlord's Appraiser shall be unable to timely agree on the appointment of the Third Appraiser, then either Landlord or Tenant, on behalf of both, may request such an appointment by the American Arbitration Association. Within twenty (20) days after the appointment of the Third Appraiser, the Third Appraiser shall determine the Fair Market Rental Value by selecting either (A) the Fair Market Rental Value determined by Tenant's Appraiser pursuant to clause (i) above, or (B) the Fair Market Rental Value determined by Landlord's Appraiser pursuant to clause (ii) above, whichever most closely approximates the Third Appraiser's determination of Fair Market Rental Value.

        (e) Tenant shall be permitted to occupy the Premises prior to the Commencement Date for the purpose of constructing its Tenant Improvements pursuant to the terms of Exhibit B attached hereto, and installing its Tenant Fixtures (as hereinafter defined), telephone systems, computer cabling and furniture. Such occupancy shall be subject to each and every provision of this Lease, except that Tenant shall not be obligated to pay Basic Rent or any additional rent until the Commencement Date. Further, Tenant shall be obligated to pay for all utilities serving the Premises commencing September 1, 1995 in accordance with the provisions of paragraph 10 hereof. Tenant shall defend, indemnify and hold Landlord harmless from any claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with any such early entry of the Premises by Tenant.

        3.   Rent.

        (a) Tenant shall pay to Landlord at P.O. Box 60000, San Francisco, California 94161-1571 or at such other address as Landlord may provide to Landlord, in advance, on the 1st day of each month during the term, without deduction or offset, net monthly rental ("Basic Rent"), over and above the other and additional payments to be made by Tenant as hereinafter provided, as set forth below. The first month's rent shall be due and payable upon complete execution of this Lease. It is understood and agreed that the Basic Rent payable during the Lease Term as set forth below may be adjusted upward pursuant to the terms and provisions of paragraph 10 of Exhibit B attached hereto.

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

                                                               Basic Rent to
Periods of the Term                                            be paid per month
January 1, 1996 through December 31, 1997                       $69,275.00
January 1, 1998 through December 31, 1998                       $70,905.00
January 1, 1999 through December 31, 2000                       $81,500.00

        (b) The term "rent" as used in this Lease shall refer collectively to the Basic Rent and to all additional rent, charges and other sums payable hereunder. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord within ten (10) days after its due date, Tenant shall pay to Landlord a late charge equal to 4% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant based upon the circumstances existing as of the date of this Lease. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted to it by law or this Lease.

        Initials: /s/  B        (Landlord)      /s/  VAM        (Tenant)

        4. Net Lease. Landlord shall receive the rent free and clear of any and all taxes, liens, charges, or expenses of any nature whatsoever in connection with the ownership and operation of the Premises, except as herein expressly provided. In addition to the rent reserved above and except as may be expressly provided herein, Tenant shall pay to the parties respectively entitled thereto all Impositions (as hereinafter defined), insurance premiums, maintenance charges, construction costs, and any other charges, costs, and expenses that arise or may be contemplated under any provisions of this Lease during the term hereof including a management fee payable to Landlord's property manager, Tower Realty Management Corporation (the "Manager") equal to 2% of the Basic Rent. It is the intention of the parties that this Lease shall not be terminable for any reason by Tenant, and that Tenant shall in no event be entitled to any set-off against, abatement of, or reduction in rent payable under this Lease, except as herein expressly provided.

        5. Use. The Premises shall be used and occupied only for general offices and engineering and for no other use or purpose without the prior written consent of Landlord which consent may be

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
withheld in Landlord's sole discretion. Tenant shall use the Premises in conformance with the terms of those certain covenants, conditions and restrictions encumbering the Premises, a copy of which has been provided to Tenant by Landlord.

        6. Quiet Enjoyment. Provided Tenant performs its obligations hereunder, Tenant shall lawfully and quietly occupy the Premises during the term of this Lease without hinderance or molestation by Landlord, subject, however, to the matters herein set forth.

        7. Tenant's Obligation to Reimburse. As additional rent, Tenant shall pay to Landlord all real estate taxes, special assessments and other governmental charges that at any time during, or with respect to the term hereof may be assessed or imposed on or with respect to, or become a lien upon, the Premises or any part thereof or that may be assessed or imposed on or with respect to any occupancy, use, or possession of, or activity conducted on, the Premises or any part thereof (collectively, "Impositions"). Tenant shall pay the Impositions within ten (10) business days after being billed for the same by Landlord. If requested by Tenant in writing within thirty (30) days of receipt of a bill for such Impositions, Landlord shall furnish Tenant with such evidence as is reasonably available to Landlord with respect to the amount of any Impositions. Tenant may not withhold payment of such bill pending receipt and/or review of such evidence. If any lender requires Landlord to impound Impositions on a periodic basis during the Term, then Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this paragraph 7 to Landlord on the same periodic basis as required by such lender. Landlord shall impound such payments received from Tenant in accordance with the requirements of such lender.

        8. Definition of "Real Estate Taxes." As used herein, the term "real estate taxes" shall include any form of real estate tax, assessment, license fee, commercial rental tax, improvement bond or bonds, levy, or other tax (other than inheritance, personal income, or estate taxes), general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind or nature whatsoever, imposed on the Premises by any authority having the power to tax (including any city, state, or federal government, or any school, agricultural, sanitary, water, fire, street, drainage, or other improvement district thereof) against any legal or equitable interest of Landlord in the Premises, against Landlord's right to rent or other income from the Premises, and against Landlord's business of leasing the Premises. The term "real estate taxes" shall also include any tax, fee, levy, assessment, or charge: (a) in substitution of, partially or totally, any "real estate taxes", or (b) that is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. Notwithstanding the above or anything contained elsewhere in this Lease, Real Property Taxes shall not include 1) any interest or


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
penalties unless incurred or assessed beyond the control of Landlord; 2) any succession, sales, use or franchise taxes, or any income profits, or revenue tax, assessment or charge imposed upon the rent received as such by Landlord under this Lease. Tenant shall have the right to contest any tax increase.

        9. Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Trade Fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere.

        10. Utilities. Tenant shall pay for all gas, electricity, heat, cooling, energy, telephone, janitorial service, water, waste disposal, refuse collection and other utility-type services furnished to Tenant or the Premises, together with all related sprinkler alarm monitoring installation or connection charges or deposits. Landlord shall not be liable in damages, consequential or otherwise, nor shall there be any rent reduction, rent abatement or right on the part of Tenant to terminate this Lease, arising out of any interruption whatsoever in utility services which is due to insurrection, war, rioting, earthquakes, fire, accident, strike, governmental authority, acts of public enemy, acts of God or other causes beyond the reasonable control of Landlord, or any temporary interruption in such services which is necessary to the making of alterations, repairs, or improvements to the Premises or the Building or any part thereof. Landlord and Tenant agree to cooperate with one another to transfer all utility accounts and the fire sprinkler monitoring system to Tenant's account effective September 1, 1995.

        11. Landlord's Insurance. Landlord shall procure and maintain throughout the term of this Lease, property, liability and other insurance insuring the full replacement cost of the Building and the Premises and all other improvements thereto including rental abatement insurance covering rental loss for a period of one year, and all alterations and improvements on or in the Premises including without limitation the "Tenant Improvements" (as defined in Exhibit "B"), but excluding coverage of all Tenant's personal property, equipment, machinery, inventory or Trade Fixtures on or in the Premises and, against risk of direct physical loss (including, at Landlord's option, loss caused by the perils of earthquake and flood). Landlord retains the right, in its sole discretion, to reasonably adjust coverage limits and perils insured against provided such adjustment is upon terms and conditions which are commercially reasonable. Tenant agrees not to do, or fail to do, anything which will violate the terms of any such insurance to the extent such terms are set forth in policies, copies of which are delivered to Tenant, or otherwise disclosed to Tenant, increase the cost of such insurance or prevent Landlord from procuring policies satisfactory to Landlord. Within ten (10) business days of billing by Landlord, Tenant will reimburse Landlord for all costs of such insurance carried by Landlord with respect to the


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
Premises. Tenant will also pay, within ten (10) business days of billing by Landlord, any increase in insurance premiums resulting from the nature of Tenant's occupancy or any act or omission of Tenant.

        12. Tenant's Insurance. Tenant agrees to maintain in full force and effect at all times during the term of this Lease, at no expense to Landlord, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers reasonably acceptable to Landlord which afford the following coverages:

        (a) Worker's Compensation - Statutory limits;

        (b) Employer's liability - Not less than:

            Bodily Injury by Accident - $250,000 each accident

            Bodily Injury by Disease - $250,000 policy limit

            Bodily Injury by Disease - $250,000 each employee;

        (c) Property Insurance insuring the Tenant's improvements, Trade Fixtures and personal property against direct risk of loss. Coverage shall be provided on coverage forms at least as broad as the standard Building and Personal Property Coverage Form (CP0010), Business Income Coverage Form (CP0030), Boiler and Machinery Coverage Form (BM0025), Causes of Loss Special Form (CP1030), and Sprinkler Leakage - Earthquake Extension-(CP1039), all as published by ISO Commercial Risk Services, Inc. Replacement cost valuation must apply. The limit of coverage required for business personal property shall be equal to 100% of the current replacement cost value of such business personal property; and

        (d) Commercial General Liability Insurance with limits not less than the following: $3,000,000 for the occurrence limit, general aggregate limit, product/completed operations aggregate limit, personal injury and advertising aggregate limit, $50,000 fire damage (any one fire) and $5,000 medical expense (any one person), covering Bodily Injury, Personal Injury and Property Damage liability occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises. The Landlord retains the right to require reasonable increases in these limits from time to time. Such insurance shall be provided on a coverage form at least as broad as the most recent edition of the standard Commercial General Liability Coverage Form (CG0001) published by ISO Commercial Risk Services, Inc. Such policy must cover events that occur during the policy period regardless of when the claim is made. The policy must name the Landlord and Manager as an additional insured using an endorsement form at least as broad as the most recent addition of the Additional Insured - Managers or Lessors of Premises Endorsement (CG2011) as published

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
by ISO Commercial Risk Services, Inc. Such insurance shall be primary insurance to any other insurance that may be available to Landlord. Any other insurance available to Landlord shall be noncontributing with and in excess to such insurance.

        (e) Tenant shall have the right to self-insure its Worker's Compensation obligation in an amount at least equal to the minimum requirements imposed by the State of California. Tenant shall deliver to Landlord within five (5) business days after Tenant makes its election to self-insure, a certificate from the State of California allowing Tenant to so self-insure.

        Tenant shall deliver to Landlord, concurrent with execution of this Lease, certificates of insurance, and, with respect to the insurance policy described in subparagraph (d) above, a copy of the Additional Insured -- Managers or Lessors of Premises Endorsement (CG2011). Such certificates shall provide an obligation by the insurer to notify the Landlord in writing at least thirty (30) days prior to cancellation or non-renewal of any such insurance. Tenant shall endeavor to deliver to Landlord renewal certificates at least seven (7) days prior to the expiration of any insurance policy required hereunder. Notwithstanding the foregoing, Tenant represents and warrants that in no event shall Tenant allow the insurance required under this Lease to lapse.

        13. Loss Payable Requirements. All such insurance shall be in a form satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord; and shall be primary as to Landlord. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed additional rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorney's fees with interest thereon at the Default Interest Rate as defined in paragraph 54.

        14. Waiver of Subrogation. Each party to this Lease hereby releases the other from any and all claims, and waives its entire right of recovery against the other, for loss or damage arising out of or incident to the perils insured against under the policies specified in paragraphs 11 and 12 above to the extent such loss or damage is insured against under such policies, whether due to the negligence of such parties or the agents, employees, contractors, or invitees of either of them.

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
        15. Landlord's Right to Perform Tenant's Covenants. Tenant agrees that, if Tenant shall at any time fail to make any payment or perform any other act to be made or performed by it under this Lease, Landlord may, but shall not be obligated to, make such payment or perform such other act to the extent Landlord may deem desirable, with full rights of offset, and without waiving or releasing Tenant from any obligation under this Lease. All sums so paid by Landlord and all expenses paid in connection therewith, including without limitation attorneys' fees, together with interest thereon at the Default Interest Rate from the date of such payment, shall be paid by Tenant to Landlord on demand.

        16.1 Tenant's Obligation to Maintain: Except as otherwise provided in paragraph 16.2 regarding Landlord's obligations and paragraph 26.1 regarding the restoration of damage caused by fire and other perils, Tenant shall, at all times during the Lease term, clean, keep, and maintain in good order, condition, and repair the Premises and every part thereof, through regular and annual inspections and servicing, including but not limited to (i) all plumbing within the Premises (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents, or other parts of the HVAC or plumbing system, (ii) all fixtures, interior walls, floors, carpets, and ceilings, (iii) the roof (including routine roof maintenance and repair of the roof membrane, parapet, walls and all parts constituting the roof system and maintenance and repair of all roof leaks through the roof membrane over the Premises but excluding replacement of the roof), (iv) all windows, doors, entrances, plate glass, showcase, and skylights (including cleaning both interior and exterior surfaces), (v) all electrical facilities, wiring and equipment, including lighting fixtures, lamps, bulbs and tubes, fans, vents, exhaust equipment in the Premises, (vi) any automatic fire extinguisher equipment and systems (including full sprinkler testing) in the Premises, (vii) interior and exterior surfaces repainting, (viii) any intra-building telephone and network cabling installed to exclusively serve all or any portion of the Premises, whether or not fully contained within the Premises, including all distribution throughout the Premises from Tenant's telephone closet and (ix) maintenance and repair of the parking lot including slurry sealing and striping. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors, windows, and showcases) with glass of the same kind, size, and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall be responsible for and shall maintain, repair and replace when necessary HVAC equipment which serves the Premises and shall keep the same in good condition through regular inspection and servicing, throughout the Lease term utilizing competent service personnel and in accordance with the manufacturers specifications for such equipment. Tenant shall, at Tenant's sole cost and expense, maintain continuously throughout the Lease term a service contract for HVAC equipment, such service contract shall be in form and content reasonably satisfactory to Landlord. Tenant shall furnish Landlord with a copy of the HVAC service contract which shall provide that the service contract may not be canceled or changed without at least thirty (30) days prior written notice to Landlord. All repairs and replacements required of Tenant shall be promptly made with materials of like kind and quality. If the work affects the structural parts of the Premises and/or the Building, then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, materials to be used, and the contractor prior to the commencement of such work.

        16.2 Landlord's Obligation to Maintain: Landlord shall repair and maintain only the structural parts of the Building, which structural parts include only the foundations, exterior walls, columns, roof structure (excluding ordinary maintenance and repair of the roof membrane including any leaks) and floors (provided Tenant does not exceed the load capacity of the floor and excluding any floor coverings) located on the Premises so that the same are kept in good order and repair. Landlord shall not be responsible for repairs required by any accident, fire or other peril, except as otherwise required by paragraph 26.1 or for damage caused to any part of the Premises by any act, negligence or omission of Tenant or its agents, contractors, employees or invitees to the extent not covered by insurance required to be carried herein; or for damage caused by Tenant's construction of the Tenant Improvements or subsequent Alterations (defined in paragraph 25), including, but not limited to damage to the exterior walls or the roof of the Building. Landlord may engage contractors of its choice to perform the obligations required of it by this paragraph, and the necessity of any expenditure made to perform such obligations shall be at the reasonable discretion of Landlord. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord of the need for such repairs and maintenance.

        17. Surrender of Premises. Upon expiration or any sooner termination of this Lease, Tenant shall surrender to Landlord the entire Premises, together with all Alterations in the same condition as when received or installed, ordinary wear and tear excepted, and clean and free of debris and free of any liens created or suffered to be created by Tenant. Tenant may, and upon Landlord's request shall, remove any Trade Fixtures or personal property belonging to Tenant, provided that Tenant shall perform prior to expiration of the term of this Lease all restoration made necessary by such removal. Landlord may, at Tenant's expense, retain or dispose of in any manner and Trade Fixtures or personal property of Tenant that Tenant does not remove from the Premises upon expiration or termination of the Lease term, in which case title thereto shall vest in Landlord. The term "Trade Fixtures" as used in this Lease shall mean all fixtures, equipment, and personal property owned by Tenant and used in connection with the operation of any business on the Premises, whether or not affixed to the Building.

        18. Landscaping Maintenance. Tenant shall at Tenant's sole cost and expense, enter into a regularly scheduled landscape maintenance contract (which shall include by way of illustration maintaining the irrigation system and pruning all trees) with a competent landscape contractor. The landscape contractor and the contract shall be subject to the approval of Landlord which shall not be unreasonably withheld. Tenant shall have the right to request in writing that Landlord maintain the exterior landscaping of the Premises in which event Tenant shall pay to Landlord, as additional rent, all costs incurred by Landlord in maintaining the exterior landscaping. In the event Landlord assumes the maintenance of the exterior landscaping, Landlord may, from time to time, estimate the amount of the exterior landscaping costs and Tenant shall pay to Landlord each month in advance an amount equal to one-twelfth of such estimate and, upon determination of the actual amount of the exterior landscape maintenance costs, appropriate adjustments will be made to the next month's Basic Rent to reflect over or under payment thereof.

        19. Waste. Tenant shall not do or suffer any waste or damage, disfigurement, or injury to the Premises or permit or suffer any overloading of the floors or any of the structural elements of the Building.

        20. Tenant Improvements. Pursuant to the terms and conditions of Exhibit B, Landlord will provide Tenant with a Total Tenant Improvement Allowance and Tenant will cause approved Tenant Improvements to be constructed.

        21. Waiver of Repair and Deduct. Tenant hereby waives any and all rights it may have to make repairs at Landlord's expense or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute, or ordinance now or hereafter in effect.

        22. Compliance With Laws. Tenant shall, at Tenant's sole cost and expense, comply promptly with all laws, ordinances, orders, regulations, and requirements of all federal, state, and local governmental agencies and any covenants, conditions and restrictions covering the Premises (collectively, "Laws"), and with the recommendations of any insurer under any policies required under this Lease, that may be applicable to the Premises or the use thereof.

        Tenant shall have no obligation to comply with any such Laws: (a) to the extent such compliance was the legal obligation of Landlord prior to the date of this Lease; or (b) if the obligation relates to Hazardous Materials not introduced into the Premises prior to the date of this Lease by Tenant or Tenant's employees, contractors, agents, or invitees; or (c) if the necessity to comply with such Laws is triggered by items of deferred maintenance to be performed by Landlord under the term of this Lease.

        23. Hazardous Materials. (a) Tenant agrees (subject to the provisions of subparagraph (b) below) not to cause or permit the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials on, under, in, above, to, or from the Premises. For the purposes of this Lease the term "Hazardous Materials" shall refer to any substances, materials, and wastes that are or become regulated as hazardous or toxic substances under any applicable local, state, or federal law, regulation, or order. Tenant shall indemnify, defend, and hold Landlord harmless from and reimburse Landlord for any breach of the foregoing obligations and all of the following which may result from such a breach, (i) any loss, cost, expense, claim, or liability arising out of any investigation, reporting, monitoring, clean-up, containment, removal, storage, or restoration work ("Remedial Work") required by any applicable federal, state, or local law, governmental agency, or political subdivision or prudent standards of real estate ownership and management, and (ii) any claims of third parties for loss, injury, expense, or damage arising out of the presence, release, or discharge of any Hazardous Materials on, under, in, above, to, or from the Premises during the term of this Lease. In the event any Remedial Work is so required under any applicable federal, state, or local law during the term of this Lease, Tenant shall perform or cause to be performed the Remedial Work in compliance with such law, regulation, or order. All Remedial Work shall be performed by one or more contractors selected by Tenant and approved in advance in writing by Landlord and under the supervision of a consulting engineer designated by Landlord. In the event Tenant shall fail to commence the Remedial Work in timely fashion or fail to prosecute diligently the Remedial Work to completion, Landlord may, but shall not be required to, cause the Remedial Work to be performed, subject fully to the indemnification provisions of this Lease. Tenant shall deliver to Landlord copies of all notices, licenses, permits, studies, plans, and reports received from or submitted to governmental authorities relating to the storage, use, release, or transport of Hazardous Materials on the Premises. Landlord, however, shall have no responsibility whatsoever for the review or content of such materials and shall not assume any duty or obligation based upon receipt of such materials. Upon closure of any Hazardous Materials storage facility located on the Premises, whether during the term or upon the expiration or earlier termination of this Lease, Tenant shall conduct all Remedial Work and secure all permits and approvals relating to such events required by law. Tenant specifically acknowledges that Landlord, in addition to all other remedies available at law or in equity, may apply and retain Tenant's security deposit, if any (and the proceeds of any and all other forms of security provided by or for Tenant), or any portion thereof necessary to reimburse Landlord for all costs and expenses incurred in connection with any Remedial Work conducted prior to, at or following Tenant's vacation of the Premises.

        (b) Tenant represents to Landlord that the substances set forth on the attached Exhibit C are required for Tenant's use and operation of the Premises. Landlord hereby consents to the presence, use, storage and transportation of said substances to and from the Premises upon condition that such presence, use, storage and transportation is in strict compliance with all applicable federal, state and local laws, rules, regulations and orders and with the understanding that all of the provisions of subparagraph (a) above (except the prohibition against presence, use, storage and transportation) shall be applicable with respect to such substances.

        (c) Landlord represents that it has received no notices as of the date of this Lease of any violation or claimed violation of any Laws regulating the use, storage, generation, disposal or transportation of any Hazardous Materials on, under, in, above, to or from the Premises.

        (d) The representations and agreements contained in this paragraph 23 shall survive the expiration or earlier termination of this Lease.

        24.1 Alterations.   Except for non-structural alterations costing
less than $25,000 for any one alteration or in the aggregate, Tenant shall not alter the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed and which consent may be granted based upon, but not limited to, Tenant's removal of alterations and the restoration of the Premises to their original condition, at the expiration or sooner termination of this Lease, all at Tenant's expense. At the time Landlord consents to such alterations, Landlord shall advise Tenant as to whether such alterations shall be removed at the expiration or sooner termination of this Lease.

        24.2 All work done by or for Tenant in or about the Premises including any alterations (hereinafter called the "Work") shall be done in all cases subject to the following conditions, each of which Tenant covenants to observe and perform:

        24.3 No Work involving any structural change and no Work involving any alteration, restoration, or rebuilding costing more than $25,000 shall be undertaken until detailed plans and specifications have first been submitted to and approved in writing by Landlord.

        24.5 No Work involving a cost, as reasonably estimated by Tenant, of more than $25,000 shall be undertaken except under the supervision of an architect or engineer approved in writing by

Landlord (unless such requirement is waived by Landlord in writing), which approval shall not be unreasonably withheld.

        24.5 All construction done by Tenant shall be done in accordance with all laws and regulations and in a good and workmanlike manner using material of good quality. Tenant shall not commence construction of any Work until (i) Landlord has approved the plans and specifications for such improvements, (ii) all required governmental approvals and permits shall have been obtained, (iii) all requirements regarding insurance imposed by this Lease have been satisfied,
(iv) Tenant has given Landlord at least ten (10) business days prior written notice of its intention to commence such construction, (v) Tenant has notified Landlord of the commencement of construction on the day it commences, and (vi) if requested by Landlord, Tenant shall have obtained a lien and completion bond reasonably satisfactory to Landlord and contingent liability and broad form builders risk insurance in an amount satisfactory to Landlord. Landlord shall have the right at anytime to post notices of non-responsibility or similar notices on the Premises in connection therewith. Upon completion of construction of Work, Tenant shall submit "as-built" plans to Landlord. All Work shall immediately become the property of Landlord and, at the end of the term hereof, shall remain on the Premises, without compensation to Tenant.

        25. Property of Landlord. All repairs, improvements, changes, alterations, equipment, and machinery (other than Trade Fixtures) made or installed by Tenant shall immediately upon completion or installation thereof be and become the property of Landlord without payment therefor by Landlord. Tenant will deliver to and have approved by Landlord, before commencing any alterations, no matter the cost of such alterations, a separate plan depicting all Tenant's Trade Fixtures, if any, which Tenant contends are a part of or associated with such alterations.

        26.1 Landlord's Duty to Restore: If the Premises or Building is damaged by any peril, or by any risk covered by insurance, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to paragraph 26.2 or by Tenant pursuant to paragraph 26.3. All insurance proceeds available from the fire and property damage insurance required to be carried pursuant to paragraph 12 shall be paid to and become the property of Landlord and Tenant shall reimburse Landlord for the amount of the deductible thereunder. If this Lease is terminated pursuant to either paragraph 26.2 or 26.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on the termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, (which Landlord shall use best efforts to obtain with all due diligence) Landlord shall promptly commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the structural portion of the Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date, and any Tenant Improvements (defined in Exhibit B attached hereto), but not Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises.

        26.2 Landlord's Right to Terminate: Landlord shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within forty-five (45) days after the date of such damage:

        26.2.1 The Premises or the Building is damaged by any peril and such damage is fully covered (other than any policy deductible amount) by available insurance proceeds, to such an extent that the estimated cost to restore such damage exceeds fifty percent (50%) of the then actual replacement costs of the Building.

        26.2.2 The Building or the Premises is damaged by any peril and such damage is not fully covered by available insurance proceeds, to such an extent that the estimated cost to restore such damage exceeds ten percent (10%) of the then actual replacement cost thereof; provided, however, that Tenant can elect to pay for the restoration and, in that event, Landlord's option is nullified.

   26.3 Tenant's Right to Terminate:

        26.3.1 If the Premises or any portion of the Building is damaged by any peril and Landlord does not elect to terminate this Lease pursuant to paragraph 26.2, then within forty-five (45) days of the date of damage (except as otherwise provided in subparagraph 26.3.1(a) below), Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed with all due diligence. Tenant shall have the following option to terminate this Lease either in whole or in part in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

             a. Tenant may terminate this Lease if the damage is caused by any peril and Landlord is unable to obtain within one (1) year following the date of the damage an adjustment of insurance claims and a building permit and all other governmental approvals necessary to repair the damage and in the reasonable opinion of Landlord's architect or construction consultant the restoration of the Premises cannot be completed within one hundred eighty (180) days after such adjustment, permits and other governmental approvals have been completed; or

             b. Tenant may terminate this Lease if (a) the Premises or any portion of the Building necessary to Tenant's occupancy of the Premises is damaged by any peril during the last fifteen (15) months of the Lease term and such damage affects more than fifty percent (50%) of the rentable area within the Premises that would be affected by Tenant's exercise of its option to terminate, and (b) such damage cannot be substantially restored within ninety
(90) days following the date of such damage.

        26.4 Abatement of Rent: In the event of damage to the Premises which does not result in the termination of this Lease, and provided that such damage was not caused by the negligence of Tenant, its employees, agents, or contractors, the Basic Rent shall be temporarily abated from the date of damage and during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage, provided however, the amount of rent abated shall not exceed the amount of rent loss insurance paid to Landlord. Tenant shall not be entitled to any compensation from Landlord for loss of Tenant's property or to Tenant's business caused by such damage or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

        27. Damage Near End of Term. If the Premises are damaged or destroyed, either partially or totally, during the last 12 months of the term of this Lease, Landlord may at its option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to tenant of Landlord's election to do so within 30 days after the date of occurrence of such damage or destruction, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

        28. Waiver. Tenant hereby waives California Civil Code Sections 1932, 1933, 1941 and 1942, and the provisions of any other law now or hereafter in effect that would relieve Tenant from any obligation to pay rent under this Lease except to the extent expressly provided in this Lease.

        29. Condemnation. If the Premises or any portion thereof are permanently taken under the power of eminent domain, or sold under the threat of the exercise of such power (all of which are hereinafter referred to as "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than 50% of the floor area of the Building is taken by condemnation or more than 50% of the land which is part of the Premises (exclusive of the land under the Building) is taken by

Condemnation, then Landlord may, at its option, terminate this Lease and provided Tenant is not in default under this Lease, Tenant may also, at its option, terminate this Lease. Such options shall be exercisable only by written notice given to the other party within ten (10) days after Landlord shall have given Tenant Written notice of such taking (or, in the absence of such notice, then on the day the condemning authority shall have taken possession). Such termination shall be effective on the date the condemning authority takes possession. If this Lease is not terminated in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be equitably apportioned between the Building and the land which is part of the Premises (exclusive of the land under the Building) and then reduced (a) if a portion of the Building is taken, in the proportion that the floor area of the portion of the Building taken bears to the total floor area of the Building or (b) if a portion of such land is taken, in the proportion that the number of parking spaces eliminated by such taking bears to the number of parking spaces on such land prior to such taking.

        30. Condemnation Award. In the event any portion of the Premises is taken by Condemnation, Landlord shall be entitled to and shall receive the total award made in such Condemnation, which award Tenant hereby assigns to Landlord, except that Tenant shall be entitled to receive such portion of the award as may be specifically allocated in such proceedings according to California law.

        31. Restoration. If less than the entire Premises shall be taken by Condemnation, and this Lease is not terminated pursuant to paragraph 29, with the net amount of any award received by Landlord in any proceeding for physical damage to the Building after deducting all of Landlord's costs and expenses of collection, including without limitation attorneys' fees, Landlord shall promptly restore that portion of the Building not so taken to a complete architectural unit.

        32. Landlord's Option to Terminate. If, during the last year of the term of this Lease, as the same may be extended, a portion of the Building is taken by Condemnation, Landlord shall have the option of (a) restoring the Building to a complete architectural unit in accordance with paragraph 31, or
(b) terminating this Lease as of the date the condemning authority takes title or possession, whichever first occurs, by written notice to Tenant given within thirty (30) days after such vesting of title or taking of possession, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

        33. Mechanic's Liens. Tenant shall not suffer or permit any mechanics' or other liens (or claims thereof) to be filed against the Premises or Tenant's leasehold interest therein or hereunder by reason of work, labor,services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices that Landlord may deem necessary or advisable for the protection of Landlord and the Premises from mechanics' liens. If any such liens (or claims thereof) shall at any time be filed against the Premises, Tenant shall cause the same to be discharged of record within forty-five (45) days after the date of filing.

        34. Financial Statements. Upon the request of Landlord, but not more frequently than once each calendar quarter, Tenant shall provide to Landlord from time to time, at no expense to Landlord, copies of such unaudited financial statements with respect to Tenant as may have been prepared by or for Tenant. Upon the request of Landlord, Tenant shall also furnish to Landlord, copies of Tenant's 10-K, 10-Q and annual report SEC filings and financial statements on a quarterly or annual basis.

        35. Landlord's Entry. Tenant agrees to permit Landlord and any authorized representatives of Landlord to enter the Premises with reasonable frequency and upon twenty-four (24) hours prior notice during usual business hours, and without prior notice in case of emergency, (a) to inspect the Premises and, if Landlord so desires, but without implying any obligation of Landlord to do so, to make any repairs reasonably deemed necessary or desirable by Landlord and to perform any work in the Premises deemed necessary by Landlord to comply with any Laws or the recommendations of any insurer, and (b) during the final twelve (12) months of the term of this Lease, as the same may be extended, for the purpose of leasing the Premises, during which twelve (12) month period Landlord may display on the Premises, in such manner as not to interfere unreasonably with Tenant's business, usual "For Sale" or "To Let" signs; provided, however, such signs shall not exceed 3' x 5' for the first six
(6) months and 4' x 8' for the last six (6) months of such twelve (12) month period.

        36. Assignment and Subletting.

            (a) Tenant shall not (i) mortgage or otherwise encumber all or any of its interest in this Lease or the Premises, or (ii) permit the use of the Premises by any party other than Tenant. Tenant shall not assign this Lease or sublet the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law.

            (b) If the Tenant is a privately held corporation, or is an unincorporated association or partnership, the transfer (except pursuant to a public offering), assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in excess of fifty percent (50%) in the aggregate shall be deemed an assignment or transfer within the meaning and provisions of this paragraph. If Tenant is a publicly held corporation, the public offering or trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this paragraph.

        (c) Notwithstanding the provisions of subparagraphs (a) and (b) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to Landlord but without the necessity of Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant.

        (d) The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this paragraph 36.

        37. Subordination. At Landlord's option, this Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof provided that Landlord shall deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit D (the "SNDA") executed by the holder of any mortgage covering the Premises ("holder"). Tenant shall be entitled to rely upon any notice requesting that Tenant make all future rent payments to a holder and Tenant shall not be liable to Landlord for any payment made to a holder in accordance with such notice provided Landlord receives a copy of such notice. Notwithstanding such subordination, Tenant's right to a quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have his Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust, or ground lease or the date of the recording thereof.

        38. Attornment. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust now or hereafter on the Premises or any part thereof, Tenant shall, if so requested by the purchaser upon such foreclosure or sale or the grantee under a deed in lieu of foreclosure, attorn to such purchaser or grantee and recognize such purchaser or grantee as the Landlord under this Lease.

        39. Indemnification. Tenant agrees to indemnify, defend, and save Landlord harmless from and to reimburse Landlord for any and all claims arising from (a) the conduct or management of, or any work or thing whatsoever done in or about, the Premises during the term of this Lease including the Tenant Improvements, Tenant's Work (defined in paragraph 7 of Exhibit B attached hereto) and all Alterations, (b) any condition existing during the term of this Lease of (i) the Premises, (ii) any street, curb, or sidewalk adjoining the Premises, or (iii) any vaults, passageways, or spaces therein or appurtenant thereto, (c) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, (d) any act or negligence of Tenant or any of its agents, contractors, servants, employees, or licensees (e) any accident, injury, or damage whatsoever caused to any person, firm, or corporation occurring during the term of this Lease in or about the Premises or upon or under the sidewalks or the land adjacent thereto, and (f) any and all costs, counsel fees, expenses, and liabilities incurred in connection with the such claim or action or proceeding brought thereon, except to the extent that any of the above-described claims arise out of the negligence or willful misconduct of Landlord. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend such action or proceeding by counsel satisfactory to Landlord. The obligations of Tenant under this paragraph shall survive the expiration or earlier termination of this Lease.

        40. Attorneys' Fees. If as a result of any breach or default in the performance of any of the provisions of this Lease, or in order to enforce either party's rights hereunder, either party uses the services of any attorney for the purpose of (a) securing compliance with this Lease or recovering damages for any breach hereof, (b) exercising either party's rights hereunder, or (c) terminating this Lease or, in Landlord's case, evicting Tenant, the non-breaching or non-defaulting party shall reimburse the enforcing party upon demand for any and all attorneys' fees and expenses so incurred. If either party brings an action or proceeding to enforce, interpret, protect or establish any right or remedy pursuant to this Lease, the prevailing party shall be entitled to recover all costs and reasonable attorneys' fees as the Court may allow.

        41. No Representations. Tenant is fully familiar with the physical condition of the Premises and every part thereof and accepts the same in its "as is" condition. Landlord has made no representations of any nature whatsoever in connection with the condition of the Premises or any part thereof, and Landlord shall not be liable for any latent or patent defects therein, except as herein expressly provided. Notwithstanding the foregoing and subject to any alterations or modifications of the Premises as shown on the Final Plans as defined in Exhibit 3, Landlord represents that the following items shall be in good condition and working order upon the Commencement Date: existing heating, ventilation and air conditioning system for the Building, existing lighting fixtures in the Building, existing bulbs and ballasts in the lighting fixtures in the Building, existing overhead roll-up doors, existing structural elements of the Building and the existing roof membrane. Landlord shall not be responsible for repairing or replacing any of the foregoing items damaged by Tenant's construction of the Tenant Improvements or after Tenant's occupancy of the Premises or in the event such items are subject to any alteration or modification as shown on the Final Plans. The foregoing represents the sole obligation of Landlord regarding delivery of the Premises, all other improvements shall be paid from the Total Tenant Improvement Allowance or directly by Tenant.

        42. Events Of Default. The following events shall be deemed to be events of default by Tenant under this Lease:

        (a) Failure of Tenant to occupy the Premises upon substantial completion of the Tenant Improvements and also failure to pay rent as it becomes due.

        (b) The failure of Tenant to pay any installments of Basic Rent or additional rent when due, or any other payment or reimbursement to Landlord required herein when due.

        (c) (i) The application by Tenant for consent to the appointment of a receiver, trustee, or liquidator of Tenant or of all or a substantial part of Tenant's assets, (ii) Tenant's insolvency or admission in writing of its inability to pay its debts as they come due, (iii) the making by Tenant of any general arrangement or assignment for the benefit of creditors, (iv) Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days), (v) the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless possession is restored to Tenant within 30 days), (vi) the attachment, execution, or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless such seizure is discharged within 30 days), or (vii) any transfer of Tenant's assets in fraud of its creditors.

        (d) Tenant shall fail to comply with any other term, provision, or covenant of this Lease, where such failure shall continue for a period of ten
(10) days after written notice thereof to Tenant, provided, however, that if such failure cannot reasonably be cured within ten (10) days, Tenant shall not be deemed in default with respect to such failure if Tenant commences to cure such default within said ten (10) day period and thereafter diligently and continuously prosecutes such cure to a prompt completion. In the event Landlord serves Tenant with a "Notice to Perform or Quit" pursuant to applicable unlawful detainer statutes, such notice shall also constitute the notice required by this subsection, provided that such notice gives Tenant at least three (3) days in which to perform or quit.

        43. Landlord's Default. In the event that (i) Landlord, for any reason, other than by reason of any default by Tenant, fails to fulfill any covenant or provision of this Lease on its part to be performed, and (ii) such failure materially and adversely interferes with the conduct of Tenant's business within the Premises, as reasonably determined by Tenant; and (iii) Landlord fails to commence remediation of such failure within five (5) business days after Landlord receives actual notice of such failure or, in the event such failure cannot be cured within such five (5) business day period, or fails to diligently pursue such remediation, then Tenant shall have the right, but not the obligation, to remedy Landlord's failure and charge Landlord for the reasonable cost of such remedy, which charges shall be payable by Landlord within ten (10) business days of Tenant's demand therefor.

        44. Landlord's Remedies. Upon the occurrence of any event of default by Tenant, Landlord may, at its option and without any further notice or demand (in addition to any other rights and remedies under this Lease, at law or in equity) do any of the following:

        (a) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant. On the date specified in such notice (which shall not be less than three (3) days after the giving of such notice) this Lease shall terminate.

        (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

        (c) The amount of damages that Landlord may recover in the event of such termination shall include, without limitation: (1) the amount at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of
(A) unpaid rent earned at the time of termination, (B) the amount by which the unpaid rent that would have been earned during the period from termination until the award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided, and (C) the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; (2) all reasonable legal expenses and other related costs incurred by Landlord following Tenant's default; (3) all reasonable costs incurred by Landlord in restoring the Premises to good order and condition; (4) all other costs (including without limitation any brokerage commissions) for the remaining term of this Lease, as the same may be extended, incurred by Landlord in reletting the Premises; and (5) all actual costs expended by Landlord to accomplish any remodeling, renovation, or otherwise preparing the Premises for reletting other than (3) above not to exceed the then remaining unamortized portion of the Total Tenant Improvement Allowance at eight percent (8%) per annum.

        (d) Following the termination of this Lease (or upon Tenant's failure to remove its personal property from the Premises after the expiration of the term of this Lease), Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant; such warehousing shall have all rights and remedies provided by law against Tenant as the owner of such property. In addition, in the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant. Tenant waives all claims for damages that may be caused by Landlord's removing, storing, or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless from and reimburse Landlord for any and all losses, costs, and damages, including without limitation all costs of court and attorney's fees.

        (e) Landlord shall have the right to cause a receiver to be appointed in any action against Tenant to take possession of the Premises and to collect the rents or profits derived therefrom. The appointment of such receiver shall not constitute an election on the part of Landlord to terminate this Lease unless notice of such intention is given to Tenant.

        (f) Landlord shall have the remedy described in California Civil Code
Section 1951.4, as amended. Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent in periodic actions as it becomes due under this Lease. In such event, Landlord may re-enter the Premises and remove all persons and property if the Premises have not been vacated, using any available summary proceedings, without such re-entry or removal being deemed a termination or acceptance of surrender of this Lease. Landlord may then elect to relet the Premises for the account of Tenant for a period that may extend beyond the term hereof, and upon such other terms as Landlord may reasonably deem appropriate. Tenant shall reimburse Landlord upon demand for all costs incurred by Landlord enumerated in subparagraph (c) and (d) above. The proceeds of such reletting shall be applied first to any sums then due and payable to Landlord from Tenant, including the reimbursement described above. The balance, if any, shall be applied to the payment of future rent as it becomes due hereunder.

        45. Cumulative Remedies. The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by Tenant of any covenant, agreement, or condition of this Lease.

        46. No Waivers. The failure of either party to insist in any one or more instances upon the strict performance or observance of any of the covenants, agreements, or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment of future performance or observance of such covenant, agreement, or condition or exercise of such option.

        47. Application of Tenant Deposits. In the event of any default by Tenant under this Lease, Landlord may, at its option, apply on account of such default any monies (and the proceeds of any and all other security) deposited by or for the account of Tenant under any provision of this Lease.

        48. Holding Over. Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this Lease. If, with Landlord's consent, Tenant retains possession of the premises or any part thereof after the expiration or termination hereof, (a) Tenant shall pay Landlord monthly rent at one hundred twenty-five percent (125%) of the then applicable monthly rate specified in paragraph 3 for the time Tenant thus remains in possession, and (b) such holding over shall be as a month-to-month tenancy only. The provisions of this paragraph do not exclude Landlord's rights of re-entry or any other right hereunder, including without limitation the right to refuse one hundred twenty-five percent (125%) of the aforesaid monthly rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the term of this Lease.

        49. Notices. All notices, demands, and requests that may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified Mail, postage prepaid,

        (a)  If to Tenant:

                addressed to    LSI Logic Corporation
                                1551 McCarthy Boulevard
                                Milpitas, CA 95035
                                Attn:  General Counsel

        (b)  If to Landlord:

                addressed to    Oak Creek Delaware, Inc.
                                255 Shoreline Drive, Suite 600
                                Redwood City, California 94065

        Any addresses may be changed from time to time by written notice to the other party.

        50. Limitation of Landlord's Liability. In the event of a sale or transfer by Landlord of its interest in this Lease or its interest in the Premises (which sale or transfer shall be subject to this Lease), such sale or transfer shall operate to release the transferor from all liability for the performance of the obligations of Landlord hereunder, expressed or implied, from and after the date of such sale or transfer, and Tenant agrees thereafter to look solely to the successor in interest of Landlord in and to this Lease for the performance thereafter of Landlord's obligations hereunder. Landlord shall transfer to its successor in interest any security deposit (and all other forms of security) given by or for Tenant to Landlord and thereupon Landlord shall be discharged from any further liability with respect thereto.

        51. Estoppel Certificates. At any time and from time to time upon not less than ten (10) business days' prior request by Landlord, Tenant agrees to execute, acknowledge, and deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which Basic Rent, additional rent, and other charges have been paid, and (c) whether there is then existing any claim by Tenant of default hereunder by Landlord and, if so, specifying the nature thereof. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest. If Tenant fails to deliver the estoppel certificate within the ten
(10) business day period, Landlord shall have the right to execute and deliver the certificate to any third party on behalf of Tenant.

        52. Brokerage. Tenant represents and warrants that it has dealt with no broker, agent, or other person in connection with this transaction other than Julien J. Studley, Inc. and Colliers Parrish International, Inc. and Tenant agrees to indemnify and hold

Landlord harmless from and to reimburse Landlord for any and all claims by any other broker, agent, or person claiming a commission or other form of compensation by virtue of having dealt with Tenant with respect to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

        53. Signage. Tenant shall not place or permit on the exterior or roof of the Building or on the balance of the real property constituting the Premises, any sign, advertisement, illumination, projection, or similar thing ("Signs"), unless (a) Landlord has given its prior written consent thereto as to the type, size and placement of such signs, which shall not be unreasonably withheld or delayed, and (b) such Signs comply in all respects with the restrictions set forth in all laws, covenants, conditions, and restrictions applicable to the Premises.

        54. Miscellaneous. This Lease cannot be changed orally, but only by agreement in writing signed by the party against whom, or against whose successors and assigns, enforcement of the change is sought. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger as to any existing subtenancies and shall, at the option of Landlord, terminate any and all such existing subtenancies or, at Landlord's option, operate as an assignment to it of any and all such subtenancies. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one tenant, the obligations hereunder imposed upon the Tenant shall be joint and several. All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance. This Lease shall be construed and enforced in accordance with the laws of the State in which the Premises are situated. The term "Default Interest Rate" shall mean an annual rate equal to 2% over the annual prime rate of interest announced publicly by Bank of America, in San Francisco, California from time to time or the maximum interest rate permitted by law, whichever is less. Any amount due from Tenant, if not paid when first due, shall bear interest at the Default Interest Rate from the date due until paid. Landlord may, from time to time, reasonably estimate the amount of any Impositions and the premium for any insurance to be provided by Landlord pursuant to this Lease whereupon Tenant shall pay to Landlord each month in advance an amount equal to one-twelfth of such estimate and, upon determination of the actual amount of the Impositions and premium, appropriate adjustments will be made to the next month(s) Basic Rent to reflect any over or under payment thereof. If any covenant, agreement, or condition of this Lease or the application thereof to any person, firm, corporation, or circumstance is or becomes to any extent invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement, or condition to persons, firms, corporations, or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such clause or provision as is possible and as may be legal, valid, and enforceable. Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant or Landlord, including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise. The parties agree that the covenants and agreements herein contained shall bind and inure to the benefit of Landlord and its successors and assigns, and shall bind and inure to the benefit of Tenant and its successors and assigns, subject to the provisions of paragraph 36, and provided that any consent required to any assignment hereof shall be had and obtained as specified in this Lease. Landlord and Tenant agree that in fulfilling all terms and conditions of this Lease, time is of the essence.

        55. Corporate Authority. If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of said corporation (or partnership in accordance with the partnership agreement of said partnership) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, concurrently with execution of this Lease, deliver to Landlord a certificate of authorization signed by the Secretary of the corporation indicating that the person executing this Lease on behalf of Tenant has the authority and capacity to execute this Lease on behalf of Tenant. This Lease is subject to the approval of Landlord's board of directors.

        Exhibits A, B, C, and D attached hereto are hereby made a part of this Lease.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the 25th day of August, 1995.

                                        LANDLORD:

                                        Oak Creek Delaware, Inc.
                                        a Delaware corporation

                                        By /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Its
                                               --------------------------------

                                        By /s/ S. Bradford Child
                                           ------------------------------------
                                           Its
                                               --------------------------------

                                        TENANT:

                                        LSI Logic Corporation
                                        a Delaware corporation


                                        By  /s/ Vincent A. McCord
                                          ------------------------------
                                          Its Vice President, Controller
                                              --------------------------




R1512.RDW
8/25/95

                               SUBLEASE AGREEMENT

     This Sublease is entered into as of January 8, 1996 by and between LSI Logic Corporation, a Delaware corporation ("Sublessor") and C-Cube Microsystems, Inc., a Delaware corporation ("Sublessee"), as a Sublease under that Single Tenant Net Lease dated as of August 25, 1995 between Oak Creek Delaware, Inc., a Delaware corporation, ("Landlord"), and Sublessor, as tenant (the "Lease"). A copy of the Lease is attached hereto as Exhibit A.

1.  SUBLEASE

          1.1 Sublessor leases to Sublessee and Sublessee leases from Sublessor real property commonly known as 1855 Barber Lane, Milpitas, California, and more particularly described in Exhibit A to the Lease, together with the building thereon (the "Building"), subject, however, to any and all existing encumbrances, easements, conditions, covenants, and restriction, rights-of-way, any other matters of record, and such matters as may be disclosed by inspection or survey. The real property and the Building shall be referred to herein as the "Premises."

          1.2 Sublessee accepts the Premises as being in good and sanitary order, condition and repair, and accepts the improvements included in the Premises in their present condition, "as is," and without representation or warranty by Sublessor as to the condition of the Premises or as to the use or occupancy which may be made thereof. Upon the expiration or sooner termination of this Sublease, Sublessee shall surrender the Premises, together with all Alterations (as defined in Paragraph 24 of the Lease), to Sublessor in the same condition as when received or installed, ordinary wear and tear excepted, and clean and free of debris and free of any liens created or suffered to be created by Sublessee. Sublessee shall not, however, be required to remove any tenant improvements to the Premises installed or constructed by, on behalf of or for the benefit of Sublessor, nor shall Sublessor require Sublessee to remove any tenant improvements to the Premises installed or constructed by Sublessee pursuant to the Tenant Improvements Agreement except to the extent Landlord requires the removal of any tenant improvements installed by Sublessee.

2.  TERM

          2.1 The term of this Sublease shall be for a period of approximately forty-eight (48) months commencing on the date on which all of the following has occurred: (i) this Sublease has been fully executed by both Sublessor and Sublessee, (ii) this Sublease has been consented to in writing by Landlord ("Consent of Landlord to Sublease") and (iii) Sublessor has delivered possession of the Premises to Sublessee. The term shall end on December 31, 2000, unless sooner terminated pursuant to any provision hereof.

          2.2 Sublessor shall deliver possession of the Premises to Sublessee when this Sublease and the Consent of Landlord to Sublease have both been fully executed (the "Commencement Date"). If the Commencement Date has not occurred for any reason whatsoever on or before April 1, 1997 then, in addition to Sublessee's other rights, Sublessee may terminate this Sublease by written notice to Sublessor, whereupon any monies previously paid by Sublessee to Sublessor shall be immediately reimbursed to Sublessee.

3.      RENT

                3.1 Sublessee shall pay to Sublessor as net monthly rent for the Premises the amounts set forth below, in advance, on the first day of each month of the term hereof:

        Months of Term                       Monthly Rent
        --------------                       ------------
Until February 28, 1997                     $0/month
March 1, 1997 - Dec. 31, 1998               $93,725.00/month
Jan. 1, 1999 - Dec. 31, 2000                $101,875.00/month

Sublessee shall pay Sublessor upon the execution hereof the sum of Ninety-three Thousand Seven Hundred and Twenty Five Dollars ($93,725.00) as rent in advance for the first month due. Rent for any period during the term hereof which is for less than one month shall be prorated. Rent shall be payable in advance on the 1st day of each month during the term, without notice or demand without any deduction, offset, or abatement (except to the extent expressly permitted by this Sublease) in lawful money of the United States of America to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.


                3.2 Notwithstanding anything to the contrary in this Sublease, Sublessee shall not be required to pay any Impositions, maintenance charges or any other charges, costs or expenses that may be required to be paid by Sublessee under the terms of this Sublease (except utilities for the Premises) until rent commencement or March 1, 1997, whichever comes first. Sublessee recognizes its obligations to pay Sublessee's liability insurance premiums as required after the Commencement Date.

                3.3 Sublessee hereby acknowledges that late payment by Sublessee to Sublessor of rent and other sums due hereunder will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Sublessor by the terms of the Lease. Accordingly, if any installment of rent or other sums due from Sublessee is not received by Sublessor within five (5) business days after its due date, Sublessee shall pay to Sublessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Sublessor will incur by reason of late payment by Sublessee based upon the circumstances existing as of the date of this Sublease. Acceptance of such late charge by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, nor prevent Sublessor from exercising any of its other rights or remedies granted to it by law or this Sublease.

Initials: RDN (Sublessor)       MKA (Sublessee)
          ---                   ---

4.      SECURITY DEPOSIT

        4.1 Sublessee shall deposit with Sublessor upon the execution hereof the sum of One Hundred One Thousand Eight Hundred Seventy-five Dollars ($101,875) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within fifteen (15) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount herein above stated and Sublessee's failure to do so shall be a breach of this Sublease, and Sublessor may at his option terminate this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. Said deposit or so much thereof as had not theretofore been applied by Sublessor shall be returned without payment of interest for its use, to Sublessee within ten (10) days after the expiration of the term hereof (or earlier termination of the Sublease if Sublessee does not have any remaining contractual obligations to Sublessor), or after Sublessee has vacated the Premises, whichever is later.

5.      PROVISIONS CONSTITUTING SUBLEASE

        5.1 This Sublease is and at all times shall be subject and subordinate to the Lease. Sublessee shall take no action which would cause Sublessor to be in default of its obligations under the Lease, and Sublessee shall perform all of its obligations under this Sublease, and Sublessee shall indemnify and hold Sublessor harmless from and against all liability, costs, damages, claims, demands and expenses, including reasonable attorney's fees and costs, arising out of Sublessee's failure to do so. Sublessor shall fully perform all of its obligations under the Lease (except to the extent any of the same are the obligation of Sublessee hereunder) and shall indemnify and hold Sublessee harmless from and against all liability, costs, damages, claims, demands and expenses, including reasonable attorneys' fees and costs, arising out of Sublessor's failure to do so. Upon any termination of the Lease, this Sublease shall terminate concurrently therewith except as otherwise provided in the Consent of Landlord to Sublease and without any liability of Sublessor to Sublessee; provided, however, that a Lease termination due to Sublessor's default of its obligations under the Lease or this Sublease, shall be subject to the indemnification set forth above. Sublessor shall not enter into any amendment or modification of the Lease without the consent of Sublessee, nor shall Sublessor consent to a termination of the Lease or exercise any option to terminate the Lease that it may have, or surrender the Lease, without the prior written consent of Sublessee which will not unreasonably be withheld (and except as may be specifically permitted by this Sublease).

        5.2 Except for paragraphs 1, 2, 3, 49, and 52 of the Lease; and the second sentence of paragraph 9 of Exhibit B to the Lease (the "Tenant Improvement Agreement"); all of the terms and conditions contained in the Lease in the form attached hereto as Exhibit A are incorporated herein as terms and conditions of this Sublease. All references in the Lease to the "Lease" or the "lease" shall be deemed to refer to this Sublease and all references in the Lease to "Landlord" and "Tenant" shall be deemed to refer to Sublessor and Sublessee, respectively, except that any reference to "Landlord" in Paragraph 12, 13, 23, 24, 27, 33, 34, 36, 39, 40, and 41 of the Lease shall be deemed to refer to both Landlord and Sublessor and any reference in Paragraphs 11 (except that Sublessee's reimbursement of insurance premiums paid by Landlord for the Premises shall be paid to Sublessor), 16, 20, 25, 26, 29, 30, 31, 32, 35, 37, and 53 of the Lease shall be deemed to refer to Landlord only; provided, however, that Sublessor shall use reasonable efforts to enforce the obligations of Landlord pursuant to Paragraphs 11, 16, 20, 25, 26, 29, 30, 31, and 32 of the Lease for the benefit of Sublessee. Such efforts shall include the following: (i) upon Sublessee's written request, promptly notifying Landlord of any nonperformance under the Lease and requesting that Landlord perform its obligations thereunder; and (ii) after the time by which Landlord must cure a breach has expired, cooperating with Sublessee to institute, in the name of Sublessor, such legal proceedings as may be appropriate, with legal counsel selected by Sublessee and approved by Sublessor, to enforce the obligations of Landlord under the Lease (including the execution of such documents as may be reasonably required by such legal counsel). Sublessor and Sublessee shall be entitled to jointly control the conduct of the litigation; provided, however, that in the conduct of any litigation brought against Landlord to enforce its obligations under the Lease for the benefit of Sublessee, both Sublessor and Sublessee shall have an obligation to act in a commercially reasonable manner and with the goal of employing a strategy which is designed to ensure that Landlord will fully perform its obligations under the Lease, and no action may be taken which may materially and adversely affect the other party's rights or obligations under the Lease or Sublease without such other party's consent, including settlement. All reasonable costs incurred in connection with any enforcement undertaken by Sublessor at the request of Sublessee shall be paid by Sublessee. Sublessor agrees, however, that if Sublessor is the prevailing party in any action instituted against Landlord at Sublessee's request to enforce the obligations of Landlord under the Lease, and, Sublessor recovers any attorneys' fees and costs from Landlord in connection therewith, Sublessor shall apply the amount recovered by Sublessor to any attorneys' fees and costs incurred by Sublessor in connection with such action (to the extent such fees and costs have not yet been paid or reimbursed by Sublessee) and, to the extent that Sublessee has incurred and paid legal fees in connection with such action, the balance, if any, of the amount recovered by Sublessor shall be paid to Sublessee.

        5.3 Except as otherwise expressly provided in this Sublease, all references to "Landlord" in paragraphs 2, 4, and 5 and Appendix 1 of the Tenant Improvements Agreement shall refer to Landlord only.

        5.4 The following portions of the incorporated provisions of the Lease are hereby expressly deleted or modified as follows:

a. Paragraph 10: the date "September 1, 1995" in the last sentence is hereby deleted and replaced with ____________________ , 1997.

b. Paragraph 5: the words "light manufacturing with the written consent of Landlord" shall be inserted after the word "offices" in the second line.

c. Paragraph 26.1: the number "12" in the second sentence is deleted and replaced with the number "11".

d. The Tenant Improvements Agreement: the date "September 1, 1995" in paragraph 1 is hereby deleted and replaced with ____________________ , 1997.

6.      TENANT IMPROVEMENTS

        6.1 Except as expressly provided herein, any tenant improvements to the Premises shall be constructed by Sublessee in accordance with the terms of
Exhibit 8 to the Lease (the "Tenant Improvement Agreement"). Sublessee shall submit to Landlord complete, finished drawings and specifications (the "Plans") for the tenant improvements to be constructed by Sublessee (the "Tenant Improvements") together with a proposed schedule for completion. The Plans shall reflect and be in accordance with (i) a space plan approved by Landlord, and (ii) that certain list of Landlord's Required Specifications attached as Appendix 1 of the Tenant Improvement Agreement. Sublessee intends to submit a space plan depicting tenant improvements to the Premises substantially as shown and/or described on Exhibit B to this Sublease. Notwithstanding anything set forth herein, provided that Landlord approves the Plans, the Final Plans, Sublessee's architect, engineers and contractors, Sublessee's insurance and payment and performance bonds, and Tenant's Work, Sublessee will indemnify Sublessor and hold Sublessor harmless from and against all liability, costs, damages, claims, demands and expenses, including reasonable attorney's fees and costs, arising out of or in any way connected with the immediately preceding Sublease provision and the Tenant Improvement Agreement. So long as Landlord approves any disbursements of the Tenant Improvement Allowance, Sublessor shall deem all conditions to such disbursements to have been satisfied.

        6.2 No construction management fee shall be payable to Sublessor, nor shall any fees be payable to Sublessor's architects, engineers or consultants in connection with the Tenant Improvements.

        6.3 Landlord shall provide Sublessee with an allowance of up to One Million Four Hundred Sixty Seven Thousand Dollars ($1,467,000.00) to be applied to the Tenant Improvement Costs (the "Tenant Improvement Allowance"). Sublessee shall NOT have the right to utilize the Additional Tenant Improvement Allowance as described in paragraph 9 of the Tenant Improvements Agreement. The Tenant Improvement Allowance shall be paid to Sublessee as provided in the Tenant Improvements Agreement. Upon Sublessor's receipt of written notice from

Sublessee that the Tenant Improvements have been completed in accordance with the requirements of the Tenant Improvements Agreement, Sublessor shall submit to Landlord a written request that reimbursement of the Tenant Improvement Costs, up to an amount equal to the Tenant Improvement Allowance, be paid directly to Sublessee upon Sublessee's satisfaction of the requirements set forth in paragraph 9 of the Tenant Improvements Agreement (as modified, if applicable, by the terms of Landlord's consent).

7.      BROKERS

        7.1 Sublessee warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease other than Colliers Parrish International and CPS, The Commercial Property Services Company, whose commission shall be paid by Sublessor, and that it knows of no other real estate broker or agent (other than the brokers described above) who is or might be entitled to a commission in connection with this Sublease. Sublessee shall indemnify, defend and hold Sublessor harmless from and against any and all liabilities or expenses, including reasonable attorneys' fees and costs, arising from any claims made by any broker or individual (other than the brokers described above) for commissions or fees who claims to have represented Sublessee in connection with this Sublease.

8.      RECOGNITION & ATTORNMENT AGREEMENT

        8.1 Sublessor shall use its reasonable best efforts to obtain from Landlord a recognition and attornment agreement which provides that, if the Lease is terminated as a result of any default by Sublessor, (a)(i) the Sublease will not be terminated; (ii) Landlord will recognize all of Sublessee's right to possession of the Premises pursuant to the terms of this Sublease; and (iii) Landlord will assume all of Sublessor's obligations under the Sublease arising on and after the date of the event of default by Sublessor, and (b) Sublessee will attorn to Landlord and perform all of Sublessee's obligations under the Sublease directly to Landlord as if Landlord were the Sublessor under the Sublease.

9.      CONSENTS AND APPROVALS

        9.1 Whenever the consent or approval of either party is required under this Sublease, such consent or approval shall not be unreasonably withheld or delayed.

10.     LANDLORD'S CONSENT

        10.1 Sublessee acknowledges that this Sublease is subject to the consent of the Landlord under the Lease. Accordingly, this Sublease shall not be effective unless and until Landlord's consent has been executed by Landlord. Sublessor shall use diligent efforts to obtain such consent as soon as reasonably possible following execution of this Sublease by Sublessor and Sublessee. Either party shall have the right to terminate this Sublease if Landlord's consent hereto, in form and content reasonably acceptable to Sublessor and Sublessee, cannot be obtained within fifteen (15) business days after this Sublease has been fully executed. Sublessor shall have no liability whatsoever to Sublessee, however, if Sublessor is unable to obtain such consent from Landlord.

11.     SUBLESSOR'S OPTION TO EXTEND LEASE

        11.1 Sublessor agrees that it will not exercise its option to extend the Lease past December 31, 2000, pursuant to paragraph 2 of the Lease.

12.     NOTICES

        12.1 All notices, unless otherwise provided herein, will be in writing and deemed given on the date the notice is hand delivered, mailed, or electronically transmitted (with a confirmation or acknowledgement of receipt) to the receiving party at such party's address. Either party may change its address upon notice to the other party as set forth herein.

For Sublessor:                          For Sublessee:
LSI Logic Corporation                   C-Cube Microsystems, Inc.
M/S D-106, 1551 McCarthy Blvd.          1778 McCarthy Boulevard
Milpitas, CA 95035                      Milpitas, CA 95035
Attn: General Counsel                   Attn: Manager, Corp. Facilities
Telephone: (408) 433-7189               Telephone: (408) 944-8606
Fax: (408) 433-6896                     Fax: (408) 944-6762

13.     CONFLICT

        13.1 If any terms of the Master Lease contradict the terms of this Sublease, the terms of this Sublease shall control over the Master Lease as between Sublessor and Sublessee.

14.     ASSIGNMENT OF WARRANTIES

        14.1 Sublessor hereby assigns to Sublessee all warranties given and indemnities made by Landlord to Sublessor under the Lease subject to Landlord's written consent to such assignment. Sublessor shall cooperate with Sublessee to enforce all warranties and indemnities.

15.     ADDITIONAL PROVISIONS

        15.1 Without limiting any other right or remedy of Sublessee under this Sublease, if Landlord seeks to terminate the Lease because of a default or alleged default by Sublessor, Sublessor shall use its reasonable good faith efforts to maintain the Lease in full force and effect for the benefit of Sublessee, and Sublessor shall take reasonable actions required to reinstate the Lease and/or to claim and pursue any right of redemption or relief from forfeiture of the Lease (and as a consequence thereof any forfeiture of this Sublease) to which Sublessor may be entitled at law or in equity.

        15.2 As an inducement to Sublessee to enter this Sublease, to the best of Sublessor's knowledge, Sublessor represents and warrants with respect to the Premises that: (a) the Lease is in full force and effect, and there exists under the Lease no default or event of default by either Landlord or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default; (b) there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublessor or Landlord or third parties which could, in the aggregate, adversely affect the Premises or any part thereof or the ability of either party to perform its obligations under the Lease, and Sublessor is not aware of any facts which might result in such actions, suits or proceedings; (c) there is no pending or threatened condemnation or similar proceeding affecting the Premises or any portion thereof, and Sublessor has no knowledge that any such action currently is contemplated; and (d) Sublessor has not received any notice from any insurance company of any defects or inadequacies in the Premises or any part thereof which could adversely affect the insurability of the Premises or the premiums for the insurance thereof.

                                                 SUBLESSOR

                                                 LSI Logic Corporation,
                                                 a Delaware corporation

                                                 By: /s/ R. Douglas Norby
                                                     -----------------------
                                                 Its: EVP & CFO
                                                     -----------------------



                                                  SUBLESSEE

                                                  C-Cube Microsystems, Inc.,
                                                  a Delaware corporation

                                                  By: [ILLEGIBLE]
                                                     -----------------------

                                                  Its: V.P.
                                                     -----------------------


                                                  LSI Logic Legal Department

                                                  Date 1-8-96
                                                       ---------------------

                                                  Approved as to form

                                                  By /s/ D. Gloom
                                                     -----------------------

                        CONSENT OF LANDLORD TO SUBLEASE

Oak Creek Delaware, Inc., a Delaware corporation ("Landlord") executed a lease ("Lease") with LSI Logic Corporation, a Delaware corporation ("Tenant") dated August 25, 1995 for the premises located at 1855 Barber Lane, Milpitas, California (the "Premises). Tenant now desires to sublease the Premises to C-Cube Microsystems, Inc., a Delaware corporation ("Subtenant") and Tenant seeks to obtain Landlord's consent to the sublease, a copy of which Sublease is attached hereto ("Sublease") (but not including the copy of the Lease attached to the executed Sublease), marked Exhibit "A" and by this reference made a part hereof.

Landlord hereby consents to the execution by the Tenant and Subtenant of the Sublease upon the following terms, covenants, and conditions to which all parties, by the execution of this Consent of Landlord to Sublease (this "Consent"), hereby agree to be bound:

1. Tenant shall remain fully responsible for the performance of all of the terms, covenants and conditions of the Lease. The parties hereto intend and agree that the Sublease is subject to and subordinate in all respects to all provisions of the Lease. Tenant and Subtenant hereby agree not to modify or amend the Sublease in any manner whatsoever without the prior written consent of Landlord. Upon the execution by Tenant and Subtenant of any amendment or modification to the Sublease, Tenant shall deliver to Landlord a true copy of such amendment or modification.

2. Nothing in the Sublease shall supersede any of the terms, covenants or conditions of the Lease. In the event of any conflict between the Lease and the Sublease, the Lease shall control, and nothing herein shall be deemed a waiver of any of the terms or conditions of the Lease.

3. Nothing in the Sublease shall in any way whatsoever expand liability or obligations of the Landlord, whether to Tenant, Subtenant or any other person or entity. The Tenant and Subtenant hereby expressly disapprove anything in the Sublease that does so expand the liability or obligations of the Landlord.

4. Any termination of the Lease for any cause whatever, shall at Landlord's option, either (a) immediately terminate the Sublease or
        (b) operate as an assignment to Landlord of any sublease (including the Sublease) then existing between Tenant and Subtenant affecting all or a portion of the Premises. Landlord shall not be liable for any prepaid rents nor any security deposits paid by Subtenant. Landlord shall not be subject to any offsets or defenses that the Subtenant might have against the Tenant, and Landlord shall not be liable for any concessions or allowances that the Tenant has agreed to grant or give. Landlord shall not be liable for any other defaults of the Tenant under the Sublease. Subtenant shall attorn to Landlord upon Landlord's request.

5. Subtenant shall have no rights against Landlord by reason of this Consent, and all of Subtenant's rights and liabilities shall derive from terms of the Sublease. Landlord may in its sole discretion provide services directly to Subtenant under the terms of the Lease at the Subtenant's request, and Tenant and Subtenant shall be jointly and severally liable for the cost of such services on the terms and conditions set forth in the Lease.

6. This Consent shall not be deemed an expressed or implied affirmation or representation of any factual statements or recitations contained in the Sublease, whether relating to the Lease, the Premises or otherwise;
        it being understood and agreed that Subtenant is fully responsible for reviewing and familiarizing itself with all of the terms and conditions of the Lease and of the condition of the Premises.

7. The Sublease may not be assigned or amended nor may the Premises be further subleased without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. This Consent shall not constitute a waiver of the provisions of the Lease regarding assignment and subletting without the prior written consent of the Landlord, and the Landlord reserves the right to withhold its consent to any further sublease or assignment in accordance with such provisions. Notwithstanding the foregoing, it shall be reasonable for Landlord to deny such consent if the use to be made of the Premises by the proposed assignee or sublessee (i) is not consistent with paragraph 5 of the Lease, entitled "Use", or (ii) would materially and adversely affect the condition or value of the Premises. If approved in writing by Landlord, the Premises may be used for lawful light manufacturing and warehousing.

8.      (a)     Under no circumstances may Tenant require Subtenant, or may
                Subtenant on its own, perform its obligations under the Sublease directly to the Landlord, without the prior written consent of the Landlord, which consent may be withheld in the Landlord's sole and absolute discretion.

        (b) Notwithstanding the foregoing to the contrary, if Tenant violates the Lease at any time during the period from the Commencement Dated under the Sublease through the date on which Landlord disburses the Tenant Improvement Allowance as described in Paragraph 19(b) below (the "Subtenant Direct Cure Period"):

                (i) Landlord shall simultaneously send Subtenant a copy of any default notice that Landlord sends to Tenant under the Lease, and

                (ii) Landlord agrees to accept a proper and timely cure of such violation tendered by Subtenant in compliance with the Lease.

        (c) Following disbursement of the Tenant Improvement Allowance, Landlord may at Landlord's sole option:

                (i) extend the Subtenant Direct Cure Period by written notice to Tenant and subtenant, at any time and from time to time, or

                (ii) terminate the Subtenant Direct Cure Period with at least ninety (90) days advance written notice to Tenant and Subtenant, at any time.

        (d)     During the Subtenant Direct Cure Period, as it may be extended:

                (i) Subtenant shall pay all rent and other amounts required under the Sublease directly to Landlord,

                (ii) Landlord shall be entitled to retain the entire amount of each such direct payment during the Subtenant Direct Cure Period, but shall provide a credit to Tenant from each such payment in the amount of Tenant's obligations for the same item or period required under the Lease, and

                (iii) Tenant shall at all times remain fully liable as the prime Tenant under the Lease in the event the Subtenant does not make such direct payments, or for any deficiency in such payments, and for any other violations of the Lease.

        (e) The foregoing provisions, and the parties' actions in connection therewith, shall under no circumstances be construed as an attornment or the acceptance thereof.

 9. (a) Landlord by executing this Consent agrees that, until a default shall occur in the performance of Tenant's obligations under the Lease, the Tenant may receive, collect and enjoy the rents accruing under the Sublease, except as provided in Paragraph 8 above and except to the extent Landlord is entitled to a portion thereof as set forth under the terms of the Lease. However, if Tenant shall default in the performance of its obligations to Landlord as set forth under the Lease, then Landlord may, at its option, receive and collect, directly from Subtenant, all rent owing and to be owed under the Sublease. Landlord shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Subtenant, be deemed liable to Subtenant for any failure of the Tenant to perform and comply with any obligations of Tenant under the Sublease, or shall the same constitute an attornment or the acceptance thereof.

     (b) Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from the Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay such rents to Landlord without any obligation or rights to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary and Tenant shall have no right or claim against Subtenant for any such rents so paid by Subtenant.

10. The acceptance of rent by Landlord from Subtenant or anyone else liable under the Lease shall not be deemed a waiver by Landlord of any provisions of the Lease.

11. Landlord may consent to subsequent sublettings and assignments of the Lease or the Sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable under the Lease and without obtaining their consent and such action shall not relieve such persons from liability under the Lease or the Sublease, as appropriate.

12. Tenant's obligation to indemnify and hold Landlord harmless as set forth in the Lease shall include indemnification from any claims arising from the use of the Premises, or any portion thereof, by Subtenant, its agents, employees or contractors.

13. To the extent there are any conflicts between the terms of the Sublease and this Consent, the terms of this Consent shall control.

14. The Tenant shall be liable for all costs and expenses incurred by the Landlord in connection with the Sublease including, without limitation, reasonable attorney's fees.

15. Copies of all notices to be given by Tenant and/or Subtenant under the Sublease shall be provided to Landlord via mail, fax (provided, if a notice is faxed, a copy is also deposited in the mail) or delivered via nationally recognized overnight courier (such as Federal Express) as follows:

        (a)  To Landlord:       Oak Creek Delaware, Inc.
                                c/o GSIC Realty Corporation
                                255 Shoreline Drive, Suite 600
                                Redwood City, California 94065
                                Attention: TRMC General Manager
                                Facsimile No.: (415) 802-1212

             With copies to:    Tower Realty Management Corporation
                                255 Shoreline Drive, Suite 600
                                Redwood City, California 94065
                                Attention: TRMC General Manager
                                Facsimile No.: (415) 802-1212

        or to such other person at such other address designated by notice sent to Tenant. Notices delivered by overnight courier or sent by facsimile shall be deemed given upon receipt. Mailed notices shall be sent by United States Certified or Registered Mail, postage prepaid. Such notice shall be deemed to have been given upon receipt.

16. This Consent shall be construed and enforced under the laws of the State of California.

17.     Time is of the essence of this Consent.

18. In the event of any litigation arising out of this Consent, including, without limitation, trial, appellate, bankruptcy and administrative proceedings, Tenant shall reimburse Landlord for its reasonable attorneys' fees, paralegals' fees and costs. However, in the event Landlord initiates such litigation against Tenant, the prevailing party shall be entitled to recover its reasonable attorneys' fees, paralegals' fees and costs.

19. The parties to this Consent acknowledge the following with respect to the obligations of Landlord, Tenant and Subtenant with respect to the provisions of the Lease (including Exhibit B thereto, which is referred to herein as the "Tenant Improvement Agreement") which governs the subject of construction of Tenant Improvements, as follows:

        (a) Landlord acknowledges that it remains obligated to disburse the Tenant Improvement Allowance pursuant to the Tenant Improvement Agreement.

        (b) With respect to Paragraph 3 of the Tenant Improvement Agreement, Landlord and Tenant agree that so long as all obligations of Tenant under the Tenant Improvement Agreement are performed either by Tenant or by Subtenant, and there is no event of default by Tenant under the Lease or the Subtenant under the Sublease, that Landlord shall, upon the complete satisfaction of the terms of Paragraph 9 of the Tenant Improvement Agreement, reimburse directly to Subtenant an amount up to $1,467,000.00 of the Tenant Improvement Allowance.

20. Each party to this Consent hereby releases the other from any and all claims, and waives its right of recovery against the other, for loss or damage arising out of or incident to the perils insured against under the policies of insurance specified in Paragraphs 11 and 12 of the Lease to the extent such loss or damage is insured against under any such policy, whether due to the negligence of such parties or the agents, employees, contractors, or invitees of any of them. Each party to this Consent hereby waives its right to terminate the Sublease as provided in Paragraph 10 of the Sublease Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Consent this 21st day of February, 1997.

Landlord:                                 OAK CREEK DELAWARE, INC.,
                                          a Delaware corporation

                                          By:  /s/ S. Bradford Child
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

Tenant:                                   LSI LOGIC CORPORATION,
                                          a Delaware corporation

                                          By:  /s/ [ILLEGIBLE]
                                               ---------------------------------
                                          Its: V.P. Corporate Controller
                                               ---------------------------------


Subtenant:                                C-CUBE MICROSYSTEMS, INC.,
                                          a Delaware corporation

                                          By:  /s/ [ILLEGIBLE]
                                               ---------------------------------
                                          Its: V.P. of Operations
                                               ---------------------------------

                                               LSI Logic Legal Department
                                               Date  2/21/97
                                                   -----------------------------
                                               Approved as-to form
                                               By /s/ D. Gloom
                                                  ------------------------------

                               SUBLEASE AGREEMENT

         This Sublease is entered into as of March 31, 1997 by and between C-Cube Microsystems, Inc., a Delaware corporation (Sublessor) and AccelGraphics, Inc., a Delaware corporation (Sublessee), as a sublease under that Sublease Agreement dated December 8, 1996 (the LSI Sublease) between LSI Logic Corporation, a Delaware corporation, as sublessor, (LSI Logic) and Sublessor, as sublessee. A copy of the LSI Sublease is attached hereto as Exhibit A. The LSI Sublease is subject and subordinate to the terms and conditions of that certain Single Tenant Net Lease dated as of August 25, 1995 between Oak Creek Delaware, Inc., a Delaware corporation (Landlord) and LSI Logic, as tenant (the Master Lease).

1.       SUBLEASE

         1.1 Sublessor hereby leases to Sublessee and Sublessee hereby leases from Sublessor the premises consisting of approximately twenty-four thousand five hundred (24,500) square feet, as more particularly shown on Exhibit B attached hereto (the Premises), in the building located at 1855 Barber Lane, Milpitas, California (the Building), subject, however, to any and all existing encumbrances, easements, conditions, covenants, and restrictions, rights-of-way, any other matters of records, and such matters as may be disclosed by inspection or survey. The Building consists of a total area of approximately eighty-one thousand five hundred (81,500) square feet. Sublessee shall also have the non-exclusive right to use in common with Sublessor and any other occupants of the Building the common areas of the, property on which the Building is situated, which common areas shall include all driveways, sidewalks, parking areas, landscaped areas, and any other areas designated by Sublessor for the general use and convenience of all occupants of the Building (collectively, the Common Areas).

         1.2 By taking possession of the Premises, Sublessee accepts the Premises as being in good and sanitary order, condition and repair, and accepts the improvements included in the Premises in their present condition, "as is," subject only to completion of any punch-list items, and without representation or warranty by Sublessor as to the condition of the Premises or as to the use or occupancy which may be made thereof. Upon the expiration or sooner termination of this Sublease, Sublessee shall surrender the Premises, together with all Alterations (as defined in Paragraph 24 of the Lease), to Sublessor in the same condition as when received or installed, ordinary wear and tear excepted, and clean and free of debris and free of any liens created or suffered to be created by Sublessee. Sublessee shall not, however, be required to remove any tenant improvements to the Premises installed or constructed by, for the benefit of Sublessor, nor shall Sublessor require Sublessee to remove any tenant improvements to the Premises installed or constructed by Sublessor at Sublessee's request unless Sublessor notifies Sublessee at least thirty (30) days prior to the expiration of the term that Sublessor will require Sublessee to remove such improvements at its expense.

2.       TERM

         2.1 The term of this Sublease shall be for a period of twenty-four
(24) months commencing on the date (the "Commencement Date") on which all of the following has occurred: (i) this Sublease has been fully executed by both Sublessor and Sublessee, and (ii) Sublessor has delivered possession of the Premises to Sublessee with the tenant improvements substantially completed, but no earlier than May 1, 1997. The term shall end on the earlier of twenty-four (24) months from the Commencement Date, unless sooner terminated pursuant to any provision hereof.

For purposes of this Sublease, the tenant improvements shall be deemed "substantially completed" when (i) the tenant improvements have been completed in accordance with the Plans such that there remains no incomplete or defective item of the tenant improvements which would materially impair Sublessee's use of the Premises as permitted herein, and (ii) Sublessor has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for the use permitted herein.

         2.2 If for any reason whatsoever the tenant improvements are not substantially completed by May 15, 1997 (the estimated commencement date), this Sublease shall not be void or voidable, no obligation of Sublessee shall be affected thereby, nor shall Sublessor or Sublessor's agents be liable to Sublessee for any loss or damage resulting therefrom. If, however, the tenant improvements are not substantially completed by June 15, 1997, for any reason other than delays caused by Sublessee or force majeure, as its sole and exclusive remedy Sublessee may terminate this Sublease by written notice to Sublessor no later than June 30, 1997.

3.       RENT

         3.1 Sublessee shall pay to Sublessor as base monthly rent for the Premises the amounts set forth below, in advance, on the first day of each month of the term hereof:

Months of Term       Base Monthly Rent     Expense Base     Monthly Rent
--------------       -----------------     ------------     ------------
1 through 12         $30,625        +       11,025     =    $41,650.00/month
13 through 24        $31,850        +       11,025     =    $42,875.00/month

Sublessee shall pay Sublessor upon the execution hereof the sum Forty-one Thousand Six Hundred Fifty Dollars ($41,650.00) as monthly rent for the first month of the term. Rent for any period during the term hereof which is for less than one month shall be prorated, based on the actual number of days elapsed. Rent shall be payable in advance on the 1st day of each month during the term, without notice or demand without any deduction, offset, or abatement (except to the extent expressly permitted by this Sublease) in lawful money of the United States of America to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. The term "rent" as used in this Sublease shall refer collectively to the base monthly rent and to all additional rent, charges and other sums payable hereunder.

         3.2 Sublessee hereby acknowledges that late payment by Sublessee of rent and other sums due hereunder will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Sublessor by the terms of the Master Lease or the LSI Sublease. Accordingly, if any installment of rent or other sums due from Sublessee is not received by Sublessor within five (5) business days after its due date, Sublessee shall pay to Sublessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Sublessor will incur by reason of late payment by Sublessee based upon the circumstances existing as of the date of this Sublease. Acceptance of such late charge by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such. overdue amount, nor prevent Sublessor from exercising any of its other rights or remedies granted to it by law or this Sublease.

Initials: ______________   (Sublessor)  __________   (Sublessee)

3.3 Operating Expenses.

(a) Expense Base. The term "Expense Base" shall mean the amount of monthly Operating Expenses which is included in the base monthly rent, which amount is Eleven Thousand Twenty-Five and no/100ths Dollars ($11,025.00) per month.

(b) Sublessee's Percentage. The term "Sublessee's Percentage" shall mean the percentage determined by dividing the area of the Premises by the total area of the Building and multiplying the result by 100. For the purposes of this Sublease, Sublessee's Percentage is agreed to be thirty and 6/100ths percent (30.06%).

(c) Operating Expenses. The term "Operating Expenses" shall mean all reasonable expenses, costs and disbursements of every kind and nature which Sublessor shall pay or become obligated to pay in connection with the maintenance, repair and operation of the Building and the Common Areas, including but not limited to, the following:

       (i) The cost of all labor, materials, supplies and services used in the operation, repair, replacement and maintenance of the Building and the Common Areas, provided that the cost of any replacements which constitute capital expenditures, together with interest at a rate equal to the cost of funds borrowed by Sublessor, shall be amortized over the useful life of the replacement, as reasonably determined by Sublessor, and only the monthly amortized cost shall be included in Operating Expenses monthly;

       (ii) The cost of all utilities, including surcharges, for the Building and the Common Areas, including the cost of water, sewer, gas, and electricity;

       (iii) The cost of all maintenance and service agreements for the Building and the Common Areas and the equipment thereon, including but not limited to, security and energy management services, window cleaning, floor waxing, elevator maintenance, pest control, sweeping services, and engineer, gardener, and trash removal services which Sublessor may elect to provide (but excluding janitorial services to the Premises which shall be contracted and paid for separately by Sublessee).

       (iv) The cost of repairs and maintenance of the Building and the Common Areas (excluding repairs and general maintenance paid by proceeds of insurance or by Sublessee or other third parties);

       (v) The cost of any additional services not provided to the Building and/or the Common Areas at the Commencement Date but thereafter provided by Sublessor in its operation and management of the same;

         (vi) Subject to the provisions of Paragraph 22 of the Master Lease, the cost of any capital improvements made to the Building and/or the Common Areas after the Commencement Date if such improvements are required by any laws, statutes, ordinances, governmental rules or regulations, or if such improvements are made by Sublessor to reduce other operating expenses; provided that the cost of such improvements, together with interest at a rate equal to the cost of funds borrowed by Sublessor, shall be amortized over the useful life of such improvements, as reasonably determined by Sublessor, and only the monthly amortized cost shall be included in Operating Expense monthly;

         (vii) The cost of all insurance which Landlord deems necessary for the Building, such as the cost of All-Risk property insurance and, if required under the Master Lease, earthquake and flood coverage; insurance against loss of rents on an All-Risk basis; and casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith;

         (viii) Real Estate Taxes and, if applicable, any CC&R assessments or dues; and

         (ix) a management fee equal $918.75 per month for the first 12 months of the term, and $955.50 per month for the balance of the term.

Notwithstanding the foregoing provisions of this Paragraph 3.3(c) to the contrary, Operating Expenses shall not include any of the following: (i) accounting expenses related to the operation of Sublessor's business; (ii) costs covered by warranties; (iii) penalties and fines not occasioned by the acts or omissions of Sublessee; (iv) general corporate overhead and general administrative expenses; (v) depreciation; (vi) leasing commissions or advertising expenses; (vii) tenant improvements costs; (viii) expenses which are directly reimbursed to Sublessor from another sublessee or otherwise; (ix) increases in insurance costs caused by the activities of Sublessor or any other occupant of the Building other than Sublessee; (x) costs to correct any construction defects in the Building; (xi) debt service payments; or (xii) costs incurred to investigate or remediate any Hazardous Materials on the Property which were not introduced by Sublessee, it agents, employees, contractors or invitees.

(d) Adjustment. If Sublessee's Percentage of the Operating Expenses paid or incurred by Sublessor for any calendar year of this Sublease exceeds the Expense Base, then Sublessee shall pay such excess as additional rent as follows. Within ninety (90) days following the end of each calendar year, Sublessor shall furnish Sublessee a statement of the actual Operating Expenses for the calendar year and the payments made by Sublessee during such period. If the statement furnished by Sublessor shows that the amount paid by Sublessee as Operating Expenses was less than the actual Operating Expenses, then Sublessee shall pay to Sublessor the deficiency within ten (10) days after delivery of such statement. If the statement shows that the amount paid by Sublessee as Operating Expenses exceeded the actual Operating Expenses, then Sublessor shall either offset the excess against the payments of Operating Expenses next thereafter due to Sublessor, or shall refund the amount of the overpayment to Sublessee, in cash, as Sublessor shall elect, except that any overpayment due to Sublessee for the last year of the term shall be paid to Sublessee in cash. In no event, however, will Sublessee be entitled to a reduction in, or an adjustment of, the base monthly rent if Sublessee's Percentage of the actual Operating Expenses is less than the Expense Base. Sublessor's statement of the actual Operating Expenses for the prior calendar year shall also include an estimate of any increases in Operating Expenses over the Expense Base for the ensuing calendar year and, Sublessee shall pay Sublessor monthly the amount by which

Sublessee's Percentage of the estimated Operating Expenses for that year exceed the Expense Base. Sublessee shall pay to Sublessor, concurrently with the regular base monthly rent payment next due following receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which the statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular base monthly rent payments for the balance of that calendar year and shall continue until the next calendar year statement is rendered.

(e) Sublessee shall have the right to inspect Sublessor's records of Operating Expenses at any time during the term upon not less than two (2) business days' prior notice to Sublessor. Sublessee shall conduct its inspection of Sublessor's records during normal business hours at the office of Sublessor's facilities manager. If Sublessee questions or disputes any Operating Expenses billed to Sublessee, Sublessee shall notify Sublessor in writing and Sublessor and Sublessee shall attempt in good faith to resolve any dispute regarding such Operating Expenses. If Sublessor and Sublessee fail to resolve such dispute within thirty (30) days after Sublessee has notified Sublessor of the Operating Expenses questioned, Sublessee shall be permitted to conduct, at Sublessee's sole expense, an audit of Sublessor's Operating Expense records, using an independent, licensed and reputable accounting firm. If the audit discloses any overpayment by Sublessee, Sublessor shall promptly refund to Sublessee the full amount of any overpayment made by Sublessee. Sublessee shall in any event continue to pay to Sublessor when due Sublessee's Percentage of Operating Expenses, as determined by Sublessor, until any such dispute has been resolved.

4.       SECURITY DEPOSIT

Sublessee shall deposit with Sublessor upon the execution hereof the sum Sixty-one Thousand Two Hundred Fifty and No/100ths Dollars ($61,250.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee completes a public offering of the stock of Sublessee within the first twelve (12) months of the term, then within thirty (30) days after Sublessee provides Sublessor with reasonable evidence that such public offering has been completed, Sublessor shall refund Thirty Thousand Six Hundred Twenty-five and No/100ths Dollars ($30,625.00) of the security deposit to Sublessee. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may, after the expiration of any applicable cure period provided to Sublessee pursuant to Paragraph 42 of the Master Lease, use, apply or retain all or any portion of said deposit for the Payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within fifteen (15) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount herein above stated and Sublessee's failure to do so shall be a breach of this Sublease, and Sublessor may at his option terminate this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. Said deposit or so much thereof as had not theretofore been applied by Sublessor shall be returned without payment of interest for its use, to Sublessee within ten (10) days after the expiration of the term hereof (or earlier termination of the Sublease if Sublessee does not have any remaining contractual obligations to Sublessor), or after Sublessee has vacated the Premises, whichever is later.

5.       PROVISIONS CONSTITUTING SUBLEASE

         5.1 This Sublease is and at all times shall be subject and subordinate to the Master Lease and the LSI Sublease. Sublessee shall take no action which would cause Sublessor to be in default of its obligations under the LSI Sublease, and Sublessee shall perform all of its obligations under this Sublease, and Sublessee shall indemnify and hold Sublessor harmless from and against all liability, costs, damages, claims, demands and expenses, including reasonable attorney's fees and costs, arising out of Sublessee's failure to do so. Sublessor shall fully perform all of its obligations under the LSI Sublease (except to the extent any of the same are the obligation of Sublessee hereunder) and shall indemnify and hold Sublessee harmless from and against all liability, costs, damages, claims, demands and expense, including reasonable attorneys' fees and costs, arising out of Sublessor's failure to do so. Upon any termination of the Master Lease or the LSI Sublease, this Sublease shall terminate concurrently therewith except as otherwise provided in the Consent of Landlord to Sublease and without any liability of Sublessor to Sublessee; provided, however, that a termination due to Sublessor's default of its obligations under the LSI Sublease or this Sublease, shall be subject to the indemnification set forth above. Sublessor shall not enter into any amendment or modification of the LSI Sublease without the consent of Sublessee, nor shall Sublessor consent to a termination of the LSI Sublease or exercise any option to terminate the LSI Sublease that it may have, or surrender the LSI Sublease, without the prior written consent of Sublessee which will not unreasonably be withheld (and except as may be specifically permitted by this Sublease).

         5.2 Except for paragraphs 1, 2, 3, 4, 7, 10, 16.1, 18, 20, 23(b), 24.1,
24.3, 24.4, 49, and 52 of the Master Lease; and Exhibit B to the Lease (except that Appendix I to Exhibit B is incorporated); all of the terms, and conditions contained in the Master Lease in the form attached hereto as Exhibit A are incorporated herein as terms and conditions of this Sublease. All references in the Master Lease to the "Lease" or the "lease" shall be deemed to refer to this Sublease, all references in the Master Lease to the "Premises" shall be deemed to refer only to the Premises subleased to Sublessee hereunder, and all references in the Master Lease to "Landlord" and "Tenant" shall be deemed to refer to Sublessor and Sublessee, respectively, except that any reference to "Landlord" in Paragraph 12, 13, 23, 24, 27, 33, 34, 35, 36, 39, 40, and 41 of
the Master Lease shall be deemed to refer to both Landlord and Sublessor and any reference in Paragraphs 11 (except that Sublessee's reimbursement of insurance premium paid by Landlord for the Premises shall be paid to Sublessor), 16.2, 25, 26, 29, 30, 31, 32, 35, 37, and 53 of the Master Lease shall be deemed to refer to Landlord only; provided, however, that Sublessor shall use reasonable efforts to enforce the obligations of Landlord pursuant to Paragraphs 11, 16, 25, 26, 29, 30, 31, and 32 of the Master Lease for the benefit of Sublessee. All reasonable costs incurred in connection with any enforcement undertaken by Sublessor at the request of Sublessee shall be paid by Sublessee.

         5.3 The following portions of the incorporated provisions of the Master Lease are hereby expressly deleted or modified as follows:

         a. Paragraph 5: the words "light manufacturing with the written consent of Landlord" shall be inserted after the word "offices" in the second line.

         b. Paragraph 26.1: the number "12" in the second sentence is deleted and replaced with the number "11".

6.       TENANT IMPROVEMENTS

         6.1 Except as expressly provided herein, any tenant improvements to the Premises shall be constructed by Sublessor in accordance with the space plan attached as Exhibit C to this Sublease. Sublessor shall submit to Landlord complete, finished drawings and specifications (the "Plans") for the tenant improvements to be constructed by Sublessor (the "Tenant Improvements"). The Plans shall reflect and be in accordance with (i) a space plan approved by Landlord, and (ii) that certain list of Landlord's Required Specifications as described in the Master Lease. The tenant improvements shall be completed by Sublessor in a good and workmanlike manner, using materials and equipment of good quality, and in compliance with all applicable laws.

         6.2 That portion of the tenant improvements to be constructed by Sublessor at Sublessor's expense shall be referred to herein as "Sublessor's Work" and that portion of the tenant improvements to be constructed by Sublessor at Sublessee's expense shall be referred to herein as "Sublessee's Work." Sublessee's Work includes three (3) private offices, two (2) showers, two (2) toilets, one (1) lab area, and a "breakout" room and is more particularly shown on the space plan attached as Exhibit C to this Sublease. Sublessee shall pay one-half (1/2) of the cost of Sublessee's Work to Sublessor upon execution of this Sublease; such payment shall be calculated based upon the cost estimate provided by Sublessor's general contractor for Sublessee's Work. The balance of the cost of Sublessee's Work, including any increased costs resulting from any changes to Sublessee's Work requested by Sublessee after the plans for such improvements have been approved by Sublessor and Sublessee, shall be paid to Sublessor by Sublessee following completion of the tenant improvements and within ten (10) days after Sublessee's receipt of an invoice itemizing the costs to be paid by Sublessee.

         6.3 Within ten (10) days after completion of the tenant improvement, Sublessee shall conduct a walk-through inspection of the Premises with Sublessor and complete a punch-list of any tenant improvements needing additional work. Sublessor shall complete all items on the punch-list as soon as reasonably possible. Upon completion of such punch-list items, Sublessee shall notify Sublessor in writing of Sublessee's approval or disapproval of such completed items, such approval not to be unreasonably withheld. If Sublessee fails to disapprove such items within seven (7) days of completion, such items shall be deemed approved by Sublessee. If Sublessee fails to submit a punch-list to Sublessor within such ten (10) day period, it shall be deemed that there are no tenant improvements needing additional work or repair.

         6.4 Sublessee acknowledges that, due to the change in the scope of Sublessee's Work since Sublessor first determined the construction schedule for the tenant improvements, the estimated commencement date is now two (2) weeks later than the date originally anticipated. Accordingly, if the Commencement Date occurs at any time after May 1, 1997 but on or before May 15, 1997, Sublessee shall pay to Sublessor, an amount equal to Fifteen Thousand Three Hundred Twelve and 50/100ths Dollars ($15,312.50) (which amount is based upon the net monthly rent of $1.25 per square foot for the period from May 1, 1997 through May 15, 1997) multiplied by a fraction, the numerator of which shall be the number of days, during such two-week period, from May 1, 1997 until the Commencement Date occurs, and the denominator of which shall be 15 (days). If the Commencement Date occurs at any time after May 15, 1997, Sublessee shall pay the full $15,312.50 to Sublessor. Sublessee shall pay such sum to Sublessor within five (5) days after the Commencement Date.

Furthermore, if the tenant improvements are not substantially completed by May 15, 1997 due to delays caused by Sublessee, commencing May 15, 1997 Sublessee shall pay to Sublessor base monthly rent at the rate of $1,388.33 per day for each day after May 15, 1997 that substantial completion of the tenant improvements is delayed by Sublessee. Delays caused by Sublessee shall include the following: (i) Sublessee's failure to furnish information to Sublessor for the preparation of plans and drawings for the tenant improvements; (ii) Sublessee's request for special materials, finishes or installations which are not readily available; (iii) Sublessee's failure to approve or disapprove any plans and/or working drawings submitted for Sublessee's approval within five
(5) business days after Sublessee's receipt thereof; (iv) Sublessee's changes to any plans and/or working drawings after their approval by Sublessor and Sublessee; (v) Sublessee's failure to complete any of its own improvement work to the extent Sublessee delays completion by the City of its final inspection and approval of the tenant improvements by the appropriate governmental authorities; and (vi) interference with completion of the tenant improvements caused by Sublessee, its agents or employees.

7.       UTILITIES.

Sublessor shall furnish or cause to be furnished to the Premises heating, ventilating and air conditioning, electricity, and water for drinking and lavatory purposes. Sublessee shall be responsible for arranging any telephone or other telecommunications services to the Premises. Neither Landlord, LSI Logic nor Sublessor shall be liable in damages, consequential or otherwise, nor shall there be any rent reduction, rent abatement or right on the part of Sublessee to terminate this Sublease, arising out of any interruption whatsoever in utility services which is due to insurrection, war, rioting, earthquakes, fire, accident, strike governmental authority, acts of public enemy, acts of God or other causes beyond the reasonable control of Landlord, LSI Logic or Sublessor, or any temporary interruption in such services which is necessary to the making of alterations, repairs, or improvements to the Premises or the Building or any part thereof.

  8.       REPAIRS AND MAINTENANCE.

         8.1 Except as otherwise provided in paragraph 16.2 of the Master Lease regarding Landlord's obligations and paragraph 26.1 of the Master Lease regarding restoration of damage caused by fire and other perils, Sublessor shall clean, keep, and maintain in good order, condition and repair the Premises and the Common Areas, including, but not limited to, all plumbing within the Premises; the HVAC system; all fixtures, interior walls, floors, carpets and ceilings; the roof; all windows and doors; all electrical facilities, wiring and equipment; and maintenance and repair of the parking lot. Sublessor shall not be responsible for damage caused to any part of the Premises by any act, negligence or omission of Sublessee or its agents, contractor, employees or invitees to the extent not covered by insurance, or for damage caused by Sublessee's construction of any Alterations to the Premises. It is an express condition precedent to all obligations of Sublessor to repair that Sublessee shall have notified Sublessor of the need for such repairs. Upon receipt of written notice from Sublessor of the need for any repairs to the Premises, Sublessor shall promptly commence such repairs and diligently prosecute such repairs to completion. Sublessee waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding a tenant's right to make repairs and deduct the expenses of such repairs from the rent due under this Sublease.

         8.2 Sublessee shall at all times keep and preserve the Premises in good order, condition and repair and shall provide, at Sublessee's expense, all janitorial services to the Premises. Sublessee shall not litter or store any materials in the Common Areas Sublessee shall not be responsible for any damage to the Premises caused by any act, negligence, or omission of Sublessor, its agents, contractors, employees or invitees.

9.       ALTERATIONS.

         9.1 Sublessee shall not alter the Premises without the prior written consent of Sublessor and, if applicable, Landlord, which consent shall not be unreasonably withheld or delayed and which consent may be granted based upon, but not limited to, Sublessee's removal of alterations and the restoration of the Premises to their original condition, at the expiration or sooner termination of this Sublease, all at Sublessee's expense. At the time that Sublessor and, if applicable, Landlord, consent to such alterations, Sublessor shall advise Sublessee as to whether such alterations shall be removed at the expiration or sooner termination of this Sublease. Notwithstanding the foregoing provisions to the contrary, Sublessor's consent shall not be required for minor, non-structural alterations to the Premises if (i) the cost of such alterations does not exceed $5,000.00, (ii) such alterations do not affect the Building systems, and (iii) Sublessee provides Sublessor with copies of plans for such alterations prior to commencing construction or installation and "as-built" plans for such alterations upon completion. Upon written request by Sublessee, Sublessor shall advise Sublessee at the time of installation whether Sublessee shall be required to remove such alterations from the Premises at the expiration or sooner termination of this Sublease.

         9.2 No alteration, restoration or rebuilding of the Premises shall be undertaken until detailed plans and specifications have first been submitted to and approved in writing by Sublessor and Landlord.

         9.3 No work shall be undertaken except under the supervision of an architect or engineer approved in writing by Sublessor and Landlord (unless such requirement is waived by Landlord in writing), which approval shall not be unreasonably withheld.

10.      PARKING.

Sublessee shall have the right to use 98 parking spaces in the parking area of the Building, 10 of which shall be reserved spaces, designated for the exclusive use of Sublessee's visitors and located as shown on Exhibit D to this Sublease, and the balance of which shall be unreserved spaces. Sublessee's right to use the parking area shall be in common with Sublessor and other occupants of the Building upon terms and conditions, as may from time to time be established by Landlord and Sublessor. Sublessor agrees not to use more 98 total parking spaces and agrees to cooperate with Sublessor and other occupants in the use of the parking facilities. Sublessor reserves the right in its discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Sublessee and the other occupants. Sublessee shall be responsible for the cost of marking Sublessee's visitor parking spaces to designate them as such and shall be solely responsible for enforcing its exclusive rights to such spaces. Sublessor shall have no obligation whatsoever to monitor, police or enforce Sublessee's exclusive rights to use these 10 visitor spaces.

11.      SIGNAGE

Sublessee shall have the right to use, in common with Sublessor and any other occupants of the Building, Sublessee's pro rata share of the monument sign structure located in the Common Areas. The type, size and placement of Sublessee's signage shall be subject to the prior approval of Landlord and Sublessor and any approvals required by the City of Milpitas or under any covenants, conditions and restrictions applicable to the Premises. The cost of Sublessee's signage, including any installation costs and permit fees, shall be paid by Sublessee. Sublessee shall remove its signage from the monument sign structure at the expiration or sooner termination of this Sublease and if Sublessee fails to remove its signage, Sublessor may do so and in such event the removal costs shall be paid by Sublessee as additional rent.

12.      BROKERS

Sublessee warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease other than Cornish & Carey Commercial Real Estate and CPS, The Commercial Property Services Company, whose commission shall be paid by Sublessor, and that it knows of no other real estate broker or agent (other than the brokers described above) who is or might be entitled to a commission in connection with this Sublease. Sublessee shall indemnify, defend and hold Sublessor harmless from and against any and all liabilities or expenses, including reasonable attorney' fees and costs, arising from any claims made by any broker or individual (other than the brokers described above) for commissions or fees who claims to have represented Sublessee in connection with this Sublease.

13.      CONSENTS AND APPROVALS

Whenever the consent or approval of either party is required under this Sublease, such consent or approval shall not be unreasonably withheld or delayed.

14.      LANDLORD'S CONSENT

Sublessee acknowledges that this Sublease is subject to the consent of the Landlord under the Master Lease and LSI Logic under the LSI Sublease. Accordingly, this Sublease shall not be effective unless and until Landlord's consent has been executed by Landlord and LSI Logic. Sublessor shall use diligent efforts to obtain such consent as soon as reasonably possible following execution of this Sublease by Sublessor and Sublessee. Either party shall have the right to terminate this Sublease if either Landlord's or LSI Logic's consent hereto, in form and content reasonably acceptable to Sublessor and Sublessee, cannot be obtained within thirty (30) business days after this Sublease has been fully executed. Sublessor shall have no liability whatsoever to Sublessee, however, if Sublessor is unable to obtain such consent from Landlord.

15.      NOTICES

All notices, unless otherwise provided herein, will be in writing and deemed given on the date the notice is hand delivered, mailed, or electronically transmitted (with a confirmation or acknowledgment of receipt) to the receiving party at such Party's address. Either party may change its address upon notice to the other party as set forth herein.

For Sublessee:                         For Sublessor:
Accel Graphics, Inc.                   C-Cube Microsystems, Inc.
1855 Barber Lane                       1778 McCarthy Boulevard
Milpitas, CA 95035                     Milpitas, CA 95035
Attn: General Counsel                  Attn: Manager, Corp. Facilities
Telephone:                             Telephone: (408) 944-8606
Fax:                                   Fax: (408) 944-6762

16.      CONFLICT

If any terms of the Master Lease or the LSI Sublease contradict the terms of this Sublease, the terms of this Sublease shall control over the Master Lease or the LSI Sublease, as applicable, as between Sublessor and Sublessee.

17.      ASSIGNMENT OF WARRANTS

Sublessor hereby assigns to Sublessee all warranties given and indemnities made by LSI Logic to Sublessor under the LSI Sublease subject to LSI Logic's written consent to such assignment. Sublessor shall cooperate with Sublessee to enforce all such warranties and indemnities.

18.      ADDITIONAL PROVISIONS

         18.1 Without limiting any other right or remedy of Sublessee under this Sublease, if LSI Logic seeks to terminate the LSI Sublease because of a default or alleged default by Sublessor, Sublessor shall use its reasonable good faith efforts to maintain the LSI Sublease in full force and effect for the benefit of Sublessee, and Sublessor shall take reasonable actions required to reinstate the LSI Sublease and/or to claim and pursue any right of redemption or relief from forfeiture of the LSI Sublease (and as a consequence thereof any forfeiture of this Sublease) to which Sublessor may be entitled at law or in equity.

         18.2 As an inducement to Sublessee to enter this Sublease, to the best of Sublessor's knowledge, Sublessor represents and warrants with respect to the Premises that the LSI Sublease is in full force and effect, and there exists under the LSI Sublease no default or event of default by either LSI Logic or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default.

SUBLESSOR                              SUBLESSEE

C-Cube Microsystems                    Accel Graphics, Inc.,
                                       a Delaware corporation

By:                                    By: /s/ Stephen Bartlett
    -----------------------                --------------------------
Its:                                   Its: V.P. OPERATIONS
    -----------------------                --------------------------